Exhibit 4.1

EXECUTION COPY

FISCAL AND PAYING AGENCY AGREEMENT

Between

MANPOWER INC.

and

CITIBANK, N.A.

as Fiscal Agent, Principal Paying Agent,

Registrar and Transfer Agent

and

CITIBANK INTERNATIONAL, PLC

as Irish Paying Agent

Dated as of June 1, 2005

DEBT SECURITIES

FISCAL AND PAYING AGENCY AGREEMENT dated as of June 1, 2005 (the “Agreement”) among MANPOWER INC., a corporation organized under the laws of the State of Wisconsin (the “Issuer”), CITIBANK, N.A., acting through its office at 5 Carmelite Street, London EC4Y 0PA, as fiscal and principal paying agent, (Citibank, N.A. or any successor or additional person acting as fiscal and principal paying agent appointed hereunder being called the “Fiscal Agent”), CITIBANK INTERNATIONAL, PLC acting through its office at 1 North Wall Quay, Dublin 1, Ireland, as additional paying agent (the “Irish Paying Agent”) and, together with the Fiscal Agent, the “Paying Agents”).

W I T N E S S E T H:

Section 1. General. The Issuer has authorized the creation and issue of €300,000,000 4.50% notes due June 1, 2012 (the “Notes”). The Notes will be senior to all of Issuer’s unsecured subordinated indebtedness, effectively junior to all of Issuer’s secured indebtedness to the extent of the value of the collateral, and effectively junior to all indebtedness and other obligations, including trade payables, of all of Issuer’s subsidiaries.

Section 2. Appointment of the Fiscal Agent, Registrar, Transfer Agent and Paying Agent. (a) The Issuer hereby appoints the Fiscal Agent to act, and the Fiscal Agent hereby accepts such appointment, on the terms and conditions specified herein and in the Notes, as fiscal and principal paying agent for the Notes and the Irish Paying Agent as an additional paying agent for the Notes. The Issuer shall maintain an office or agency in the City of London where Notes may be presented for registration (the “Registrar”) and an office or agency in the City of London where Notes may be presented for transfer or exchange (the “Transfer Agent”) or for payment. The Registrar shall keep a register of the Notes and of their transfer and exchange. The Issuer may have one or more co-registrars and one or more additional transfer and paying agents. The terms “Paying Agents” and “Transfer Agent” include any additional paying agent or transfer agent, as applicable, and the term “Registrar” includes any co-registrars. The Issuer initially appoints Citibank, N.A., in the City of London, who accepts such appointment, as Registrar and Transfer Agent. In addition, the Issuer undertakes that it will ensure, to the extent practicable, that it maintains a paying agent in a member state of the European Union that is not obliged to withhold or deduct tax pursuant to European Council Directive 2003/48/EC (the “Directive”) regarding the taxation of savings income or any law implementing or complying with, or introduced in order to conform to, the Directive. The Fiscal Agent, the Irish Paying Agent, the Transfer Agent and the Registrar will be referred to collectively as “Agents”.

(b) So long as the Notes are listed on the Official List of, or admitted to trading on, the Irish Stock Exchange and the rules thereof so require, a paying agent and listing agent will be maintained in Ireland at all times.

(c) The Issuer shall enter into an appropriate agency agreement with any registrar, transfer agent or paying agent not a party to this Agreement, which shall implement the provisions of this Agreement that relate to such agent. The Issuer shall notify the Fiscal Agent of the name and address of any such agent. If the Issuer fails to maintain a Registrar, Transfer Agent or Paying Agent, the Fiscal Agent shall be entitled, but not obliged, to act as such and shall be entitled to appropriate compensation therefor pursuant to Section 16.

(d) Except as specifically provided in this Agreement, any Registrar, Transfer Agent or Paying Agent will act solely as agents of the Issuer and will not assume any obligation or relationship of agency or trust to or with the holders of the Notes (“Noteholders”).

(e) The obligations of the Agents under this Agreement shall be several and not joint.

Section 3. Amount; Additional Notes; Execution. (a) The aggregate principal amount of Notes which may be initially issued hereunder is € 300,000,000. Additional Notes may be issued from time to time under this Agreement, and if issued, they may form the same series and will be governed by the same Agreement as the Notes offered hereby.

(b) Each of the Rule 144A Global Note, Regulation S Global Note (each as defined in Section 5 below) and any certificated security (the “Definitive Notes”) shall be executed by or on behalf of the Issuer by the manual or facsimile signature of an Authorized Representative (as defined in Section 4 hereof) of the Issuer and authenticated manually by or on behalf of the Fiscal Agent.

Section 4. Authorized Representatives. From time to time the Issuer will furnish the Fiscal Agent with a certificate of the Issuer certifying the incumbency and specimen signatures of officers authorized to execute Notes on behalf of the Issuer (each an “Authorized Representative”). Until the Fiscal Agent receives a subsequent incumbency certificate of the Issuer, the Fiscal Agent shall be entitled to rely on the last such certificate delivered to it for purposes of determining the Authorized Representatives. The Fiscal Agent shall have no responsibility to the Issuer to determine by whom or by what means a facsimile signature may have been affixed on the Notes or to determine whether any facsimile or manual signature is genuine, if such facsimile or manual signature resembles the specimen signatures filed with the Fiscal Agent by a duly authorized officer of the Issuer. Any Note bearing the manual or facsimile signature of a person who is an Authorized Representative on the date such signature is affixed shall bind the Issuer after the authentication and registration thereof by the Fiscal Agent, notwithstanding that such person shall have ceased to hold office on the date such Note is authenticated and delivered by the Fiscal Agent.

Section 5. Form of the Notes. With regard to the issuance of Notes:

(a) The Notes will be offered and sold by the Issuer pursuant to a Subscription Agreement. The Notes will be resold initially only to (i) qualified institutional buyers (“QIB”) as defined in Rule 144A and in reliance on Rule 144A under the United States Securities Act of 1933, as amended (the “Securities Act”) and (ii) persons other than U.S. persons (as defined in Regulation S under the Securities Act) in reliance on Regulation S. Notes may thereafter be transferred to, among others, QIBs and purchasers in reliance on Regulation S, subject to the restrictions on transfer set forth herein. Notes initially resold pursuant to Rule 144A shall be issued initially in the form of one permanent global note in definitive, fully registered form substantially in the form of Exhibit A attached hereto (collectively, the “Rule 144A Global Note”); Notes initially resold pursuant to Regulation S shall be issued initially in the form of one permanent global note in fully registered form substantially in the form of Exhibit B attached hereto (collectively, the “Regulation S Global Note”), in each case without interest coupons and with the global securities legend and the applicable restricted securities legends, which shall be deposited with Citibank, N.A., London office, as common depositary (the “Depositary”) for Euroclear Bank S.A./N.V.(“Euroclear”) and Clearstream Banking, société anonyme, Luxembourg (“Clearstream”) and registered in the nominee name for such Depositary, and shall be duly executed by the Issuer and authenticated by the Fiscal Agent as provided in this Agreement. The terms of the Notes set forth in Exhibit A and B and the provisions for the meetings of the Noteholders set forth in Exhibit D are hereby expressly incorporated in and made part of the terms of this Agreement.

(b) Beneficial interests in a Regulation S Global Note may be exchanged for interests in the Rule 144A Global Note if (1) such exchange occurs in connection with a transfer of securities in compliance with Rule 144A and (2) the transferor of the beneficial interest in a Regulation S Global Note first delivers to the Fiscal Agent a written certificate (in the form provided in Exhibit C) to the effect that the beneficial interests in the Regulation S Global Note are being transferred to a person (x) who the transferor reasonably believes to be a QIB, (y) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (z) in accordance with all applicable securities laws of the States of the United States and other jurisdictions. Prior to and including the date which is 40 days after the later of (i) the day on which the notes are first offered to persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S, and (ii) the date of the closing of the offering (the “Restricted Period”), beneficial interests in the Regulation S Global Note may not be transferred to a U.S. person or for the account or benefit of a U.S. person, unless such resale or transfer is made pursuant to Rule 144A under the Securities Act.

(c) Beneficial interests in the Rule 144A Global Note may be transferred to a person who takes delivery in the form of an interest in a Regulation S Global Note, whether before or after the expiration of the Restricted Period, only if the transferor first delivers to the Fiscal Agent a written certificate (in the form provided in Exhibit C) to the effect that such transfer is being made in accordance with Regulation S or pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if applicable)

under the Securities Act and that, if such transfer is being made prior to the expiration of the Restricted Period, the interest transferred shall be held immediately thereafter through Euroclear or Clearstream.

(d) The Rule 144A Global Note and the Regulation S Global Note are collectively referred to herein as the “Global Notes”. The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Registrar and the Depositary or its nominee as hereinafter provided.

Section 6. Book-Entry Provisions. This Section shall apply only to a Global Note deposited with or on behalf of, and registered in the name of a nominee of, the Depositary.

(a) The Issuer shall execute and the Fiscal Agent shall, in accordance with this Section, authenticate and deliver initially one Rule 144A Global Note and one Regulation S Global Note, in each case which (a) shall be registered in the nominee name of the Depositary for such Global Note and (b) shall be delivered by the Fiscal Agent to such Depositary or pursuant to such Depositary’s instructions or held by a security custodian appointed by the Depositary.

(b) Members of, or participants in, Euroclear and/or Clearstream (“Agent Members”) shall have no rights under this Agreement with respect to any Global Notes held on behalf of Euroclear and Clearstream (the “Clearing Systems”) by the Depositary or by its custodian or under such Global Note, and the Issuer, the Fiscal Agent and any agent of the Issuer or the Fiscal Agent shall be entitled to treat the Depositary or its nominee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Fiscal Agent or any agent of the Issuer or the Fiscal Agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Clearing Systems and their Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Note.

Section 7. Transfer and Exchange. (a) Transfer and Exchange of Definitive Notes. When Definitive Notes are presented to the Registrar with a request:

(x) to register the transfer of such Definitive Notes; or

(y) to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations,

the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Notes surrendered for transfer or exchange:

(i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Issuer and the Registrar, duly executed by the Noteholder thereof or its attorney duly authorized in writing; and

(ii) if such Definitive Notes are required to bear a restricted securities legend, are being transferred or exchanged pursuant to an effective registration statement under the Securities Act, pursuant to Section 7(b) or pursuant to clause (A), (B) or (C) below, and are accompanied by the following additional information and documents, as applicable:

(A) if such Definitive Notes are being delivered to the Registrar by a Noteholder for registration in the name of such Noteholder, without transfer, a certification from such Noteholder to that effect; or

(B) if such Definitive Notes are being transferred to the Issuer, a certification to that effect; or

(C) if such Definitive Notes are being transferred (x) pursuant to an exemption from registration in accordance with Rule 144A or Regulation S under the Securities Act or (y) in reliance upon another exemption from the requirements of the Securities Act, (i) a certification to that effect and (ii) if the Issuer so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the requirements of the Securities Act.

(b) Restrictions on Transfer of a Definitive Note for a Beneficial Interest in a Global Note. A Definitive Note may not be exchanged for a beneficial interest in the Rule 144A Global Note or the Regulation S Global Note except upon satisfaction of the requirements set forth below. Upon receipt by the Registrar of a Definitive Note, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Registrar, together with:

(i) certification (in the form of Exhibit C) that such Definitive Note is being transferred (A) to a QIB in accordance with Rule 144A or (B) outside the United States in an offshore transaction within the meaning of Regulation S after the expiration of the Restricted Period by a person who initially purchased such Note in reliance on Regulation S to a buyer who elects to hold its interest in such Note in the form of a beneficial interest in the Regulation S Global Note and otherwise in compliance with Rule 904 under the Securities Act; and

(ii) written instructions directing the Registrar to make, or to direct the securities custodian to make, an adjustment on its books and records with respect to the Rule 144A Global Note (in the case of a transfer pursuant to clause (b)(i)(A)) or the Regulation S Global Note (in the case of a transfer pursuant to clause (b)(i)(B)) to reflect an increase in the aggregate principal amount of the securities represented by the Rule 144A Global Note or the Regulation S Global Note, as applicable, such instructions to contain information regarding the Clearing System account to be credited with such increase, then the Registrar shall cancel such Definitive Note and cause, or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the

Clearing Systems and the Depositary, the aggregate principal amount of securities represented by the Rule 144A Global Note or the Regulation S Global Note, as applicable, to be increased by the aggregate principal amount of the Definitive Note to be exchanged and shall credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Rule 144A Global Note or the Regulation S Global Note, as applicable, equal to the principal amount of the Definitive Note so canceled. If no Rule 144A Global Note or Regulation S Global Note, as applicable, is then outstanding, the Issuer shall issue and the Fiscal Agent shall authenticate, upon written order of the Issuer in the form of an Officer’s Certificate of the Issuer, a new Rule 144A Global Note or Regulation S Global Note, as applicable, in the appropriate principal amount. The Registrar shall record the exchange or transfer of a Definitive Note for an interest in a Global Note in accordance with this Section 7(b) in the register maintained by it.

(c) Transfer and Exchange of Global Notes. (i) The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depositary, in accordance with this Agreement (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Note shall deliver to the Registrar a written order, given in accordance with the Depositary’s procedures, containing information regarding the participant account of the Depositary to be credited with a beneficial interest in the Global Note. The Registrar shall, in accordance with such instructions, instruct the Depositary to credit to the account of the person specified in such instructions a beneficial interest in the Global Note and to debit the account of the person making the transfer the beneficial interest in the Global Note being transferred.

(ii) If the proposed transfer is a transfer of a beneficial interest in one Global Note to a beneficial interest in another Global Note, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Note to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of the Global Note from which such interest is being transferred.

(iii) Notwithstanding any other provisions of this Agreement (other than the provisions set forth in Section 8), a Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

(iv) In the event that a Global Note is exchanged for Definitive Notes pursuant to Section 8 of this Agreement, such securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 7 (including the certification requirements intended to ensure that such transfers comply with Rule 144A, Regulation S or another applicable exemption under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Issuer.

Section 8. Definitive Notes. (a) A Global Note deposited with the Depositary or with a securities custodian for the Depositary pursuant to Section 6(a) shall be transferred to the beneficial owners thereof in the form of Definitive Notes in an aggregate principal amount equal to the principal amount of such Global Note, in exchange for such Global Note, only if such transfer complies with Section 7 hereof and (i) the Depositary notifies the Issuer that it is unwilling or unable to continue as Depositary for such Global Note and a successor Depositary is not appointed by the Issuer within three months of such notice; (ii) the Issuer, Euroclear or Clearstream so request following an Event of Default under the Notes (in which case such securities may be exchanged in whole but not in part); (iii) the owner of a book-entry interest requests such exchange in writing delivered through Euroclear and/or Clearstream or the Issuer following an Event of Default under the Notes; or (iv) the Issuer would suffer a material disadvantage as a result of a change in laws or regulations (taxation or otherwise) or as a result of a change in the practice of Euroclear and/or Clearstream which would not be suffered were the Notes in definitive form and a certificate to such effect signed by two duly authorized officers of the Issuer is given to the Fiscal Agent. In the case of (iv) above, the Issuer may give notice to the Fiscal Agent and the Noteholders of its intention to exchange the Global Notes for Definitive Notes.

(b) Any Global Note that is transferable to the beneficial owners thereof pursuant to this Section 8 shall be surrendered by the Depositary to the Registrar located at its principal corporate trust office, to be so transferred, in whole or from time to time in part, without charge, and the Registrar shall authenticate and deliver, upon such transfer of each portion of such Global Note, an equal aggregate principal amount of Definitive Notes of authorized denominations. Any portion of a Global Note transferred pursuant to this Section 8 shall be executed, authenticated and delivered only in minimum denominations of €50,000 and integral multiples of €1,000 in excess thereof and registered in such names as the Depositary shall direct. Any Definitive Note delivered in exchange for an interest in a restricted security shall bear the applicable restricted securities legend.

(c) In the event of the occurrence of one of the events specified in Section 8(a) hereof, the Issuer shall promptly make available to the Registrar a reasonable supply of Definitive Notes in definitive, fully registered form without interest coupons.

(d) If Definitive Notes are issued and a holder thereof claims that such Definitive Note has been lost, destroyed or wrongfully taken, or if such Definitive Note is mutilated and is surrendered to the Registrar or at the office of a Transfer Agent, the Issuer will issue and the Fiscal Agent will authenticate a replacement Definitive Note if the Fiscal Agent’s and Issuer’s requirements are met. The Issuer or the Fiscal Agent may require a Noteholder requesting replacement of a Definitive Note to furnish an indemnity bond sufficient in the judgment of both to protect the Issuer, the Fiscal Agent or the Paying Agent appointed pursuant to this Agreement from any loss which any of them may suffer if a Definitive Note is replaced. The Issuer may charge for any expenses incurred in replacing a Definitive Note.

(e) In case any such mutilated, destroyed, lost or stolen Definitive Note has become or is about to become due and payable, or is about to be redeemed or purchased by the Issuer pursuant to the provisions of this Agreement, the Issuer, in its discretion, may, instead of issuing a new Definitive Note, pay, redeem or purchase such Definitive Note, as the case may be.

(f) To the extent permitted by law, the Issuer and the Agents shall be entitled to treat the registered holder as the absolute owner thereof.

Section 9. Reliance on Instructions. No Agent shall incur any liability to the Issuer in acting hereunder pursuant to instructions which such Agent believed in good faith to have been given by an Authorized Representative.

Section 10. Issuer’s Representations and Warranties. Each Agent is entitled to assume that the issuance and delivery of the Notes by the Issuer have been duly and validly authorized by the Issuer and that the Notes, when completed, authenticated and delivered pursuant hereto, will constitute the legal, valid and binding obligations of the Issuer.

Section 11. Payment of Note Principal and Interest; Interest Payment Dates; Record Dates. (a) Payment. The Issuer will, on each date on which any payment in respect of the Notes becomes due, transfer to the Fiscal Agent by 11:00 a.m. (local time in the city of the Fiscal Agent’s specified office) such amount as may be required for the purposes of such payment. The Issuer will deliver to the Fiscal Agent by 10:00 a.m. (local time in the city of the Fiscal Agent’s specified office) on the second business day in the city of the Fiscal Agent’s specified office before the due date for any such payment a copy of irrevocable instructions issued by it for such payment to be made to the Fiscal Agent. In this clause, the date on which a payment in respect of the Notes becomes due means the first date on which the holder of a Note could claim the relevant payment by transfer to an account under the Notes, but disregarding the necessity for it to be a business day in any particular place of presentation. The Fiscal Agent will, in turn, make such payments to the Depositary or its nominee as common depositary for Euroclear and Clearstream, which will distribute such payments to participants by wire transfer of immediately available funds to the account specified by the holder or holders thereof and in accordance with their respective customary procedures.

(b) Method of Payment. Noteholders must surrender Notes to a Paying Agent to collect principal payments. The Issuer will pay principal and interest in Euros or such other lawful currency of the participating Member States in the Third Stage of European Economic and Monetary Union of the Treaty Establishing the European Community that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Notes represented by a Global Note (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by Euroclear or Clearstream. The Issuer will make all payments in respect of a Definitive Note (including principal, premium and interest) by mailing a check to the registered address of each Noteholder thereof; provided, however, that payments on a Definitive Note will be made by wire transfer if such Noteholder elects payment by wire transfer by giving written notice to the Fiscal Agent or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Fiscal Agent may accept in its discretion).

(c) Notification of Non-payment. The Fiscal Agent will forthwith notify by telex each other Paying Agent and the Issuer if the Fiscal Agent has not by the due date for any payment due in respect of the Notes received the full amount so payable on such date.

(d) Payment by Paying Agents. Each Paying Agent will, subject to and in accordance with the Notes, pay or cause to be paid on behalf of the Issuer on and after each due date therefor the amounts due in respect of the Notes and, in the case of each Paying Agent other than the Fiscal Agent, will be entitled to claim any amounts so paid from the Fiscal Agent. If any payment provided for in sub-Clause (a) is made late but otherwise in accordance with this Agreement, the Paying Agents may nevertheless make payments in respect of the Notes. However, unless and until the full amount of any such payment has been made to the Fiscal Agent, the Paying Agents will not be bound to make such payments.

(e) Reimbursement of Paying Agents. The Fiscal Agent will on demand promptly reimburse each other Paying Agent for payments in respect of the Notes properly made by it in accordance with the Notes and this Agreement.

(f) Late Payment. If the Fiscal Agent has not by the due date for any payment in respect of the Notes received the full amount payable on such date but receives it later, it will forthwith give notice to each other Paying Agent and Noteholders that it has received such full amount.

(g) Moneys Held by the Fiscal Agent. The Fiscal Agent may deal with moneys paid to it under this Agreement in the same manner as other moneys paid to it as a banker by its customers except that (i) it may not exercise any lien, right of set-off or similar claim in respect of them and (ii) it shall not be liable to anyone for interest on any sums held by it under this Agreement. Any moneys paid by the Issuer to the Fiscal Agent for payment of principal or interest which remain unclaimed for two years after such moneys have become due and payable will be repaid to the Issuer upon its written request and the holder may thereafter look only to the Issuer for payment thereof. Moneys held by the Fiscal Agent need not be segregated except as required by law.

(h) Partial Payments. If on presentation of a Note only part of the amount payable in respect of it is paid (except as a result of deduction of tax as permitted by the terms and conditions of the Notes) the Paying Agent to whom the Note is presented shall ensure that such Note shall have attached to it a memorandum of the amount paid and the date of payment.

Section 12. Duties of the Fiscal Agent. In accordance with the terms and conditions of the Notes and this Agreement or if otherwise requested by the Issuer, the Fiscal Agent will:

(a) receive requests to effect exchanges of the Global Notes to Definitive Notes;

(b) maintain a record of the 144A Global Note, the Regulation S Global Note and the certificate number or numbers of all Definitive Notes delivered hereunder;

(c) carry out such other acts as may be necessary to give effect to the terms and conditions of the Notes with respect to payment, transfer, cancellation and replacement, including (i) retaining Forms W-9, W-8BEN, W-8ECI, W-8IMY or other appropriate tax certification provided by or on behalf of the Noteholders necessary to exempt such Noteholders from withholding tax under the Internal Revenue Code of 1986, as amended, (ii) preparing and mailing to Noteholders and (iii) filing with the U.S. Internal Revenue Service any applicable forms or reports with respect to any payment made by the Fiscal Agent hereunder. The Fiscal Agent shall withhold and remit any withholding tax required to be withheld from any payments to Noteholders who have not supplied the required certification specified in clause (i) above.

(d) if any Note is mutilated or defaced or is apparently destroyed, lost or stolen, replace such Note at a specified office of any Paying Agent, subject to all applicable laws and stock exchange requirements, upon payment by the claimant of the expenses incurred in connection therewith and on such terms and with such indemnity as the Issuer and the Fiscal Agent may require (mutilated or defaced Notes must be surrendered before replacements will be issued); and

(e) upon and in accordance with the instructions of the Issuer received at least ten days before the proposed publication date, arrange for the publication of any notice which is to be given to the Noteholders and supply a copy thereof to each other Paying Agent, Euroclear, Clearstream and, so long as the Notes are listed thereon, the Irish Stock Exchange.

Section 13. Liability. Neither the Agents nor their officers or employees shall be liable for any act or omission hereunder except in the case of gross negligence or wilful misconduct. The duties and obligations of the Agents and their officers and employees shall be determined by the express provisions of this Agreement and they shall not be liable except for the performance of such duties and obligations as are specifically set forth herein and no implied covenants shall be read into this Agreement against them. The Agents may consult with counsel and shall be fully protected in any action reasonably taken in good faith in accordance with the advice of counsel. Neither the Agents nor their officers or employees shall be required to ascertain whether any issuance or sale of Notes (or any amendment or termination of this Agreement) have been duly authorized or are in compliance with any other agreement to which the Issuer is a party (whether or not the Agents are also a party to such other agreement).

Section 14. Indemnification by Issuer. The Issuer agrees to indemnify and hold harmless each Agent and each of its respective directors, officers, employees and agents from and against any and all liabilities (including liability for penalties), losses, claims, damages, actions, suits, judgments, demands, costs and expenses (including legal fees and expenses) relating to or arising out of or in connection with its or their respective performance under this Agreement, except to the extent that they are caused by the gross negligence or wilful misconduct of each such Agent or the directors, officers, employees and agents of each such Agent. The foregoing indemnity includes, but is not limited to, any action taken or omitted in good faith within the scope of this Agreement upon telephone, telecopier or other electronically transmitted instructions, if authorized herein, received from or believed by the Agents in good faith to have been given by, an Authorized Representative. This indemnity shall survive the resignation or removal of any Agent and the satisfaction or termination of this Agreement.

Section 15. Indemnification by the Agents. Each Agent agrees severally to indemnify and hold harmless the Issuer, its directors, officers, employees and agents from and against any and all liabilities (including liability for penalties), losses, claims, damages, actions, suits, judgments, demands, costs and expenses (including legal fees and expenses) relating to or arising out of or in connection with its performance, in any capacity, under this Agreement, except to the extent that they are caused by the gross negligence or wilful misconduct of the Issuer. Each Agent shall have no liability whatsoever for any consequential loss (being loss of business, goodwill, opportunity or profit) of any kind whatsoever. This indemnity shall survive the resignation or removal of any Agent and the satisfaction or termination of this Agreement.

Section 16. Compensation of the Agents. The Issuer agrees to pay the compensation of each Agent at such rates as shall be agreed upon from time to time and to reimburse each Agent for out-of-pocket expenses (including costs of preparation of the Notes and legal fees and expenses), disbursements and advances incurred or made in accordance with any provisions of this Agreement. The obligations of the Issuer to each Agent pursuant to this Section shall survive the resignation or removal of any Agent and the satisfaction or termination of this Agreement.

Section 17. Meetings of the Noteholders. Attached hereto as Exhibit D are the provisions for meetings of the Noteholders. A Paying Agent shall, at the request of any Noteholder, issue Voting Certificates and Block Voting Instructions as defined in and in a form and manner which comply with the provisions of Exhibit D (Provisions for Meetings of the Noteholders) (except that it shall not be required to issue the same less than 48 hours before the time fixed for any Meeting provided for therein). Such Paying Agent shall keep a full record of Voting Certificates and Block Voting Instructions issued by it and shall give to the Issuer, not less than 24 hours before the time appointed for any Meeting, full particulars of all Voting Certificates and Block Voting Instructions issued by it in respect of such Meeting. The terms used in this Section 17 but not otherwise defined shall have the meaning given to them in Exhibit D to this Agreement.

Section 18. Notices. (a) All communications by or on behalf of the Issuer relating to the issuance, transfer, exchange or payment of Notes or interest thereon shall be directed to the Fiscal Agent at its address set forth in sub-Section (b)(ii) hereof (or such other address as the Fiscal Agent shall specify in writing to the Issuer).

(b) Notices and other communications hereunder shall (except to the extent otherwise expressly provided) be in writing and shall be addressed as follows, or to such other addresses as the parties hereto shall specify from time to time:

(i)	if to the Issuer:

Manpower Inc.

5301 North Ironwood Road

Milwaukee, WI 53201-2053

Attention: Corporate Secretary

Fax no.: (414) 961-7081

(ii)	if to the Fiscal Agent:

Citibank, N.A.

London Office

5 Carmelite Street

London EC4Y 0PA

Attention: Agency and Trust

Telex no.: 940500 CITIUK G

Fax no.: ++ 44-20-7508-3878

(iii)	if to the Irish Paying Agent:

Citibank International, plc

1 North Wall Quay

Dublin 1, Ireland

Attention: Global Securities Services

Fax no: ++ 353-01-6022-2222

Section 19. Resignation or Removal of the Agents. The Agents may at any time resign from their respective roles by giving written notice to the Issuer of such intention on their part, specifying the date on which its desired resignation shall become effective; provided, however, that such date shall be not less than 30 days after the giving of such notice by the Agents to the Issuer. The Agents may be removed at any time by the filing with them of an instrument in writing signed by a duly authorized officer of the Issuer and specifying such removal and the date upon which it is intended to become effective. Such registration or removal shall take effect on the date of the appointment by the Issuer of a successor Agent and the acceptance of such appointment by such successor Agents. In the event of resignation by any of the Agents, if a successor Agent has not been appointed by the Issuer within three months after the giving of notice by any such Agent of its intention to resign, the Agent may itself appoint as its replacement any reputable and experienced financial institution. Immediately following such appointment, Agent shall give notice of such appointment to the Issuer, the remaining Agents and the Noteholders, whereupon the Issuer, the remaining Agents and the replacement Agent shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement in the form mutatis mutandis of this Agreement.

Section 20. Benefit of Agreement. This Agreement is solely for the benefit of the parties hereto, their successors, assigns and any additional agents appointed in accordance with Section 19 above and the holders from time to time of the Notes and no other person shall acquire or have any right under or by virtue hereof.

Section 21. Notes Held by a Paying Agent. Each Paying Agent, in its individual or other capacity, may become the owner or pledgee of the Notes with the same rights it would have if it were not acting as fiscal and/or paying agent hereunder.

Section 22. Change of Control. (a) Change of Control Triggering Event. If the Issuer experiences both a Change of Control and a Rating Decline (each as defined below and together, a “Change of Control Triggering Event”), each Noteholder will have the right to require the Issuer to repurchase all or any part of such Noteholder’s Notes at a purchase price in cash equal to the aggregate principal amount of the Notes repurchased plus accrued and unpaid interest on the Notes repurchased to the date of purchase (subject to the right of Noteholders of record on the relevant record date to receive interest due on the relevant interest payment date); provided, however, that the Issuer shall not be obliged to repurchase Notes in the event and to the extent that it has unconditionally exercised its right to redeem all of the Notes or all conditions to such redemption have been satisfied or waived.

(b) Change of Control Procedures. Unless the Issuer has unconditionally exercised its right to redeem all the Notes or all conditions to such redemption have been satisfied or waived, no later than the date that is 30 days after any Change of Control Triggering Event, the Issuer will mail a notice (the “Change of Control Offer”) to each Noteholder, with a copy to the Fiscal Agent:

(i) stating that a Change of Control Triggering Event has occurred and that such Noteholder has the right to require the Issuer to purchase such Noteholder’s Notes at a purchase price in cash equal to the aggregate principal amount of such Notes plus accrued and unpaid interest to the date of purchase (subject to the right of the Noteholders of record on a record date to receive interest on the relevant interest payment date) (the “Change of Control Payment”);

(ii) stating the repurchase date (which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed) (the “Change of Control Payment Date”);

(iii) describing the circumstances and relevant facts regarding the transaction or transactions that constitute the Change of Control Triggering Event;

(iv) describing the procedures determined by the Issuer, consistent with this Agreement, that a Noteholder must follow in order to have its Notes repurchased; and

(v) if such notice is mailed prior to the occurrence of a Change of Control Triggering Event, stating that the Change of Control Offer is conditional on the occurrence of such Change of Control Triggering Event.

On the Change of Control Payment Date, the Issuer will, to the extent lawful:

(i) accept for payment all Notes or portions of notes properly tendered pursuant to the Change of Control Offer;

(ii) deposit with the principal Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered;

(iii) deliver or cause to be delivered to the Fiscal Agent the Notes properly accepted and an officer’s certificate stating the aggregate principal amount of Notes or portions of Notes being purchased by the Issuer in the Change of Control Offer;

(iv) deliver, or cause to be delivered, to the principal Paying Agent the Global Notes in order to reflect thereon the portion of such Notes or portions thereof that have been tendered to and purchased by the Issuer; and

(v) deliver, or cause to be delivered, to the Registrar for cancelation all Definitive Notes accepted for purchase by the Issuer.

(c) Definitive Notes. If any Definitive Notes have been issued, the principal Paying Agent will promptly mail to each Noteholder of Definitive Notes properly tendered the Change of Control Payment for such notes, and the Fiscal Agent will promptly authenticate and the Registrar will mail (or cause to be transferred by book entry) to each Noteholder of the Definitive Notes a new Note equal in principal amount to the unpurchased portion of the Notes surrendered, if any; provided that each such new Note will be in a principal amount that is at least €50,000 and an integral multiple of €1,000 in excess thereof.

(d) Notice to the Irish Stock Exchange. For so long as the Notes are listed on the Official List of the Irish Stock Exchange and the rules of such exchange so require, the Issuer will give notice with respect to the results of the Change of Control Offer to the Companies Announcement Office in Dublin.

(e) Applicability. The provisions described above that require the Issuer to make a Change of Control Offer following a Change of Control Triggering Event will be applicable whether or not any other provisions of this Agreement are applicable.

(f) Compliance with the Exchange Act. The Issuer will comply, to the extent applicable, with the requirements of Section 14(e) of the United States Securities Exchange Act of 1934 and any other securities laws or regulations in connection with the repurchase of Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of

Control provisions of this Agreement, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions of this Agreement by virtue of such compliance.

(g) Change of Control Definitions. For the purposes of this section, the defined terms not otherwise defined in any other section of this Agreement have the following meaning:

(i) “Change of Control” refers to (A) the acquisition by any person, or persons acting in concert or any person or persons acting on behalf of any such person(s), at any time, directly or indirectly, of more than 50 percent of the Issuer’s outstanding common stock, (B) the approval by the Issuer’s shareholders who hold more than 50 percent of the Issuer’s outstanding common stock of a merger or consolidation with any other entity or (C) the direct or indirect sale, lease, transfer, conveyance or other disposition of all or substantially all of the property or assets of the Issuer and its subsidiaries taken as a whole to a person or group of persons.

(ii) “Rating Agencies” means Moody’s and S&P or, in the event Moody’s or S&P no longer assigns a rating to the Notes, any other Nationally Recognized Statistical Rating Organization that assigns a rating to the Notes in lieu of the ratings by Moody’s or S&P.

(iii) “Rating Date” means the date which is 90 days prior to the earlier of:

(A) a Change of Control, and

(B) public notice of the occurrence of a Change of Control or of the intention of the Issuer to effect a Change of Control.

(iv) “Rating Decline” means the occurrence of the following on, or within 60 days after, the earlier of the date of public notice of the occurrence of a Change of Control or of the intention of the Issuer to effect a Change of Control (which period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies):

(A) in the event the Notes are assigned an Investment Grade Rating by both Rating Agencies on the Rating Date, the rating of the Notes by one of the Rating Agencies shall be below an Investment Grade Rating; or

(B) in the event the Notes are rated below an Investment Grade Rating by at least one of the Rating Agencies on the Rating Date, the rating of the Notes by at least one of the Rating Agencies shall be decreased by one or more gradations (including gradations within rating categories as well as between rating categories).

(v) “Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB – (or the equivalent) by S&P.

(vi) “Moody’s” means Moody’s Investors Service, Inc., or any of its successors or assigns that is a Nationally Recognized Statistical Rating Organization.

(vii) “Nationally Recognized Statistical Rating Organization” means a nationally recognized statistical rating organization within the meaning of Rule 436 under the Securities Act.

(viii) “S&P” means Standard & Poor’s Investors Ratings Services or any of its successors or assigns that is a Nationally Recognized Statistical Rating Organization.

Section 23. Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, and by each of the parties hereto in separate counterparts, and each such counterpart, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 24. Governing Law. This Agreement is to be delivered and performed in, and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

Section 25. Submission to New York Jurisdiction. The Agents and the Issuer hereby irrevocably submit to the nonexclusive jurisdiction of any New York State or United States Federal court sitting in New York City over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. The Agents and the Issuer irrevocably waive, to the fullest extent permitted by law, any objection which they may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. As long as any of the Notes remain outstanding, the Issuer and the Agents will at all times have an authorized agent in New York City, upon whom process may be served in any suit, action or proceeding arising out of or relating to this Agreement or any Notes. Service of process upon such agent and written notice of such service mailed or delivered to the Issuer shall to the extent permitted by law be deemed in every respect effective service of process upon the Issuer in any such suit, action or proceeding. The Issuer hereby appoints CT Corporation System, 111 Eighth Avenue, New York, New York 10011 as its agent for such purpose, and covenants and agrees that (i) service of process in any such suit, action or proceeding may be made upon it at the specified office of such agent (or such other address or at the office of any other authorized agent which the Issuer may designate by written notice to the Agents) and (ii) prior to any termination of such agency for any reason, it will so appoint a successor thereto as agent hereunder. The Agents hereby appoint Citibank N.A., New York Branch, Agency & Trust, 14th Floor, 388 Greenwich Street, New York, New York 10013 as its agent for such purpose, and covenant and agree that

(i) service of process in any such suit, action or proceeding may be made upon it at the specified office of such agent (or such other address or at the office of any other authorized agent which the Agents may designate by written notice to the Issuer) and (ii) prior to any termination of such agency for any reason, it will so appoint a successor thereto as agent hereunder.

Section 26. Modification of Agreement and Notes. This Agreement or the terms and conditions of the Notes may be amended by the Issuer and the Fiscal Agent, without the consent of the Noteholders, for the purposes of curing any ambiguity, or of curing, correcting or supplementing any defective provisions contained therein or for any other purpose which the Issuer and the Fiscal Agent may deem necessary or desirable and which will not be inconsistent with the Notes and which will not adversely affect the interests of the Noteholders, in the sole opinion of the Issuer.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their officers thereunto duly authorized, all as of the day and year first above written.

MANPOWER INC.,

by	/s/ Michael J. Van Handel
Name:	Michael J. Van Handel
Title:	Executive Vice President, Chief Financial Officer and Secretary

CITIBANK, N.A. (London Office),

by	/s/ Carl Hardie
Name:	Carl Hardie
Title:	Associate

CITIBANK INTERNATIONAL, PLC,

by	/s/ Carl Hardie
Name:	Carl Hardie
Title:	Associate

EXHIBIT A

FORM OF 144A GLOBAL NOTE

Rule 144A Global Note

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”), OR CLEARSTREAM BANKING, SOCIÉTÉ ANONYME (“CLEARSTREAM”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF ITS AUTHORIZED NOMINEE OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR OR CLEARSTREAM (AND ANY PAYMENT IS MADE TO ITS AUTHORIZED NOMINEE, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR OR CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, ITS AUTHORIZED NOMINEE, HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF EUROCLEAR OR CLEARSTREAM OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE FISCAL AND PAYING AGENCY AGREEMENT REFERRED TO ON THE REVERSE HEREOF.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR OTHER SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE U.S. SECURITIES ACT (“RULE 144A”)) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN “OFFSHORE TRANSACTION” PURSUANT TO RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT (“REGULATION S”), (2) AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS 40 DAYS IN THE CASE OF NOTES SOLD IN RELIANCE ON REGULATION S OR TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE U.S. SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) IN THE CASE OF NOTES SOLD IN RELIANCE ON RULE 144A AFTER THE LATER OF THE ORIGINAL ISSUE DATE

HEREOF (OR OF ANY PREDECESSOR OF THIS NOTE) OR THE LAST DAY ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WERE THE OWNERS OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE “RESALE RESTRICTION TERMINATION DATE”), 34 OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE U.S. SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE U.S. SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY, THE FISCAL AGENT, THE REGISTRAR AND THE TRANSFER AGENT SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) PRIOR TO THE END OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD WITHIN THE MEANING OF REGULATION S OR PURSUANT TO CLAUSE (E) PRIOR TO THE RESALE RESTRICTION TERMINATION DATE TO REQUIRE THAT AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY, THE FISCAL AGENT, THE REGISTRAR AND THE TRANSFER AGENT IS COMPLETED AND DELIVERED BY THE TRANSFEROR. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S.”

THIS NOTE (OR ANY INTEREST HEREIN) MAY NOT BE SOLD, TRANSFERRED OR DELIVERED TO INDIVIDUALS OR LEGAL ENTITIES WHO ARE ESTABLISHED, DOMICILED OR HAVE THEIR RESIDENCE IN THE NETHERLANDS (“DUTCH RESIDENTS”) OTHER THAN TO PROFESSIONAL MARKET PARTIES (“PMPs”) WITHIN THE MEANING OF THE EXEMPTION REGULATION UNDER THE DUTCH ACT ON THE SUPERVISION OF CREDIT INSTITUTIONS 1992 THAT ACQUIRE SUCH NOTES (OR ANY INTEREST HEREIN) FOR THEIR OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PMP AND THAT TRADE OR INVEST IN SECURITIES IN THE CONDUCT OF A BUSINESS OR PROFESSION.

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EACH DUTCH RESIDENT, BY PURCHASING THIS NOTE (OR ANY INTEREST HEREIN), WILL BE DEEMED TO HAVE REPRESENTED AND AGREED FOR THE BENEFIT OF THE ISSUER THAT IT IS SUCH A PMP AND IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PMP.

EACH HOLDER OF THIS NOTE (OR ANY INTEREST HEREIN), BY PURCHASING SUCH NOTE (OR ANY SUCH INTEREST), WILL BE DEEMED TO HAVE REPRESENTED AND AGREED FOR THE BENEFIT OF THE ISSUER THAT (1) SUCH NOTE (OR ANY INTEREST HEREIN) MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED TO DUTCH RESIDENTS OTHER THAN TO A PMP ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PMP AND THAT (2) THE HOLDER WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS DESCRIBED HERE TO ANY SUBSEQUENT TRANSFEREE.

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]1

[1]	To be added to Definitive Notes only.

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MANPOWER INC.

144A GLOBAL NOTE

4.50% NOTES DUE JUNE 1, 2012

Common Code No. 022109782

ISIN No. XS0221097826

€[ • ]

No. [ • ]

MANPOWER INC., a Corporation organized under the laws of the State of Wisconsin (the “Issuer”), for value received, hereby promises to pay to Citivic Nominees Limited, or its registered assigns, the principal sum of €[ • ] or such other amount as shall be set forth in the Schedule of Increases or Decreases in Global Notes attached hereto on June 1, 2012.

Interest Payment Date:	June 1.

Record Date:	May 15

Additional provisions of this Note are set forth on the other side of this Note.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated: June 1, 2005

MANPOWER INC.,

by
Authorized Officer

Attest:

Secretary

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CERTIFICATE OF AUTHENTICATION

This is the Rule 144A Global Note described in the within-mentioned Fiscal and Paying Agency Agreement.

CITIBANK, N.A., LONDON BRANCH,
AS FISCAL AGENT

by
Authorized Officer

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TERMS AND CONDITIONS OF THE NOTES

Section 1. General. (a) This Note is one of a duly authorized issue of debt securities of the Issuer, designated as its 4.50% Notes due June 1, 2012, limited to the aggregate principal amount of € 300,000,000] (except as otherwise provided below) and issued or to be issued pursuant to a Fiscal and Paying Agency Agreement (the “Fiscal and Paying Agency Agreement”) dated as of June 1, 2005 between the Issuer and Citibank, N.A., London office, as fiscal and principal paying agent, (the “Fiscal Agent”, which term shall include its successors and assigns as such Fiscal Agent), which also acts as registrar and transfer agent, and Citibank International, plc as additional paying agent (the “Irish Paying Agent” and together with the Fiscal Agent the “Paying Agents”). The holders of the Notes (the “Noteholders”) will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Fiscal and Paying Agency Agreement. A copy of the Fiscal and Paying Agency Agreement is on file and may be inspected at the offices of the paying agents referred to below. Unless otherwise stated, terms used but not defined herein shall have the meaning assigned to them in the Fiscal and Paying Agency Agreement.

(b) The Notes are direct unsecured obligations of the Issuer and rank paripassu with all other unsecured and unsubordinated indebtedness of the Issuer.

(c) THE NOTES ARE NOT DEPOSITS INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Section 2. Denominations; Transfer; Exchange. (a) The Notes are in registered form without interest coupons in minimum denominations of €50,000 principal amount and integral multiples of €1,000 in excess thereof. A Noteholder may transfer or exchange the Notes in accordance with the Fiscal and Paying Agency Agreement. In connection with any such transfer or exchange, the Fiscal and Paying Agency Agreement will require the transferring or exchanging Noteholder to, among other things, furnish appropriate endorsements and transfer documents, furnish information regarding the account of the transferee at Euroclear or Clearstream, where appropriate, furnish certain certificates and opinions, and pay any taxes, duties and governmental charges in connection with such transfer or exchange. Any such transfer or exchange will be made without charge to the Noteholder, other than any taxes, duties and governmental charges payable in connection with such transfer.

(b) Notwithstanding the foregoing, the Issuer is not required to register the transfer or exchange of any Notes: (1) for a period of 15 calendar days prior to any date fixed for the redemption of the Notes; (2) for a period of 15 calendar days prior to the record date with respect to any interest payment date; or (3) which the Noteholder has tendered (and not withdrawn) for repurchase in connection with a Change of Control Triggering Event.

Section 3. Persons Deemed Owners. The registered Noteholder of this Note will be treated as the owner of it for all purposes.

Section 4. Method of Payment. Noteholders must surrender Notes to a Paying Agent to collect principal payments. The Issuer will pay principal and interest in Euros or such other lawful currency of the participating Member States in the Third Stage of European Economic and Monetary Union of the Treaty Establishing the European Community that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Notes represented by a Global Note (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by Euroclear or Clearstream. The Issuer will make all payments in respect of a Definitive Note (including principal, premium and interest) by mailing a check to the registered address of each Noteholder thereof; provided, however, that payments on a Definitive Note will be made by wire transfer if such Noteholder elects payment by wire transfer by giving written notice to the Fiscal Agent or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Fiscal Agent may accept in its discretion).

Section 5. Paying Agent, Transfer Agent and Registrar. (a) Initially, Citibank, N.A., London office, will act as principal Paying Agent, Transfer Agent and Registrar. The Issuer may appoint and change any Paying Agent, Transfer Agent or Registrar without notice. The Issuer or any of its Subsidiaries may act as Paying Agent (other than with respect to Global Notes) or Registrar.

(b) So long as the Notes are listed on the Official List of, or admitted to trading on, the Irish Stock Exchange and the rules thereof so require, the Issuer shall maintain, at all times that payments are required to be made in respect of the Notes, a paying agent in Dublin, Ireland. Initially, Citibank International, plc will act as Irish Paying Agent.

Section 6. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Fiscal Agent or Paying Agents shall pay the money back to the Issuer at its written request unless an applicable abandoned property law designates another person. After any such payment, Noteholders entitled to the money must look to the Issuer for payment as general creditors and the Fiscal Agent and the Paying Agents shall have no further liability with respect to such moneys.

Section 7. Interest. The Notes will bear interest from June 1, 2005 (the “Issue Date”) until maturity, unless previously redeemed. Interest on the Notes will be payable annually in arrears on June 1 each year, commencing June 1, 2006. Whenever it is necessary to compute any amount of interest in respect of the Notes for a period of less than a full year, such interest shall be calculated on the basis of the actual number of days elapsed divided by 365 (or, if any of those days elapsed fall in a leap year, the sum of (i) the number of those days falling in a leap year divided by 366 and (ii) the number of those days falling in a non-leap year divided by 365).

Section 8. Additional Amounts. (a) All payments of principal and interest on the Notes will be made without deduction or withholding for or on account of any present or future tax, assessment or other governmental charge, of whatever nature,

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imposed or levied by or within the United States or by or within any political subdivision or taxing authority thereof or therein, except as required by law. The Issuer will, subject to the exceptions and limitations set forth below, pay as additional interest (“Additional Amounts”) to the Noteholder of any Note who is a United States Alien (as defined below) such amounts as may be necessary so that every net payment by the Issuer or any of its Paying Agents on such Note, after deduction or withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon such Noteholder or as a result of such payment by or within the United States (as defined below) (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided for in such Note to be then due and payable. However, the Issuer will not be required to make any payment of Additional Amounts for or on account of:

(i) any tax, assessment or other governmental charge that would not have been so imposed but for (i) the existence of any present or former connection between such Noteholder (or between a fiduciary, settlor or, beneficiary of, or a person holding a power over, such Noteholder, if such Noteholder is an estate or a trust, or a member or shareholder of such Noteholder, if such Noteholder is a partnership or a corporation) and the United States, including, without limitation, such Noteholder (or such fiduciary, settlor, beneficiary of, person holding a power, member or shareholder), being or having been a citizen or resident or treated as a resident thereof, or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein, or (ii) the presentation by or on behalf of the Noteholder of a Note for payment more than 15 days after the date on which such payment became due and payable or on which payment thereof was duly provided for, whichever occurs later;

(ii) any estate, inheritance, gift, sales, transfer, personal property or any similar tax, assessment or other governmental charge;

(iii) any tax, assessment or other governmental charge that would not have been imposed but for such Noteholder’s past or present status as a personal holding company, foreign personal holding company, controlled foreign corporation, passive foreign investment company or foreign private foundation or other tax exempt organization with respect to the United States or as a corporation that accumulates earnings to avoid United States Federal income tax;

(iv) any tax, assessment or other governmental charge that is payable otherwise than by deduction or by withholding from a payment on a Note;

(v) any tax, assessment or other governmental charge required to be deducted or withheld by any Paying Agent from any payments on a Note if such payment can be made without such deduction or withholding by any other Paying Agent;

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(vi) any tax, assessment or other governmental charge that would not have been imposed but for the failure to comply with any applicable certification, information, documentation or other reporting requirement concerning the nationality, residence, identity or connection with the United States of the Noteholder or beneficial owner of a Note if, without regard to any tax treaty, such compliance is required by statute or regulation of the United States as a precondition to relief or exemption from such tax, assessment or other governmental charge; or

(vii) any tax, assessment or other governmental charge imposed by reason of the Noteholder (A) owning or having owned, directly or indirectly, actually or constructively, 10% or more of the total combined voting power of all classes of stock of the Issuer entitled to vote or (B) being a controlled foreign corporation with respect to the United States that is related to the Issuer by actual or constructive stock ownership;

nor shall such Additional Amounts be paid with respect to any payment on a Note to a Noteholder that is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Noteholder of such Note.

(b) The term “United States” means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction. The term “United States Alien” means any person who, for United States Federal income tax purposes is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual, or a non-resident alien fiduciary of a foreign estate or trust.

Section 9. Redemption. (a) The Notes will mature at par on June 1, 2012. Except as provided below and in the Fiscal and Paying Agency Agreement, the Notes may not be redeemed prior to maturity.

(b) The Notes will be redeemable, in whole but not in part, at the Issuer’s option, at any time at a redemption price equal to the greater of (i) 100% of the principal amount of such Notes or (ii) as determined by the Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the redemption date on an annual basis (based on the actual number of days elapsed divided by 365 (or, if any of those days elapsed fall in a leap year, the sum of (x) the number of those days falling in a leap year divided by 366 and (y) the number of those days falling in a non-leap year divided by 365)) at the Reference Dealer Rate (as defined below), plus 0.15%, plus in each case, accrued interest thereon to the date of redemption.

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“Business day” means, in relation to any place, a day on which commercial banks and foreign exchange markets settle payments in that place.

“Quotation Agent” means the Reference Dealer (as defined below).

“Reference Dealer” means BNP Paribas, Citigroup Global Markets Limited and Goldman Sachs International or their successors.

“Reference Dealer Rate” means, with respect to the Reference Dealers and any redemption date, the average midmarket annual yield to maturity of the Deutsche Bundes Republic 5% due 4 July, 2012 or, if that security is no longer outstanding, a similar security in the reasonable judgment of each Reference Dealer, at 11:00 a.m. (London time) on the third business day in London preceding such redemption date quoted in writing to the Fiscal Agent by the Reference Dealers.

(c) Notice of any redemption will be given to the Noteholders at least 30 days but not more than 60 days before the redemption date.

(d) Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes called for redemption.

(e) If, in the written opinion of independent counsel chosen by the Issuer, there is a substantial probability that the Issuer has or will become obligated to pay additional interest on the Notes as described under “Additional Amounts” above, as a result of any of the following events occurring on or after June 1, 2005:

(i) any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or any change in official position regarding the application or interpretation of such laws, regulations or rulings,

(ii) any action taken by a taxing authority of the United States or any political subdivision thereof or therein affecting taxation, which action is generally applied or is taken with respect to the Issuer,

(iii) a decision rendered by a court of competent jurisdiction in the United States or any political subdivision thereof or therein, whether or not such decision was rendered with respect to the Issuer,

(iv) a private letter ruling or technical advice memorandum issued by the National Office of the United States Internal Revenue Service on substantially the same facts as those affecting the Issuer, or

(v) any change, amendment, application, interpretation or execution of the laws of the United States (or any regulations or rulings promulgated thereunder) shall have been officially proposed, and the Issuer determines that such obligation cannot be avoided by the use of reasonable measures then available to the Issuer,

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and the Issuer determines that such obligation cannot be avoided by the use of reasonable measures then available to the Issuer, then the Issuer may, at its option, upon not less than 30 nor more than 60 days’ prior notice to the Noteholders for the time being of the Notes redeem the Notes in whole, but not in part, as a redemption price equal to 100% of the principal amount thereof plus accrued interest, if any, to the date fixed for redemption, provided that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer would be obligated to pay such additional interest were a payment in respect to the Notes due on such date and, at the time such notification of redemption is given, such obligation to pay such additional interest remains in effect. Prior to the publication of any notice of redemption pursuant to this paragraph, the Issuer shall deliver to the Fiscal Agent (x) a certificate stating that the Issuer is entitled to effect such redemption and that the conditions precedent to the right of the Issuer to so redeem have occurred and (y) an opinion of independent counsel chosen by the Issuer to the effect that there is a substantial probability that the Issuer has or will become obligated to pay additional interest on the Notes.

(f) Notice of redemption of the Notes shall be given not less than 30 nor more than 60 days prior to the date fixed for redemption, all as provided in the Fiscal and Paying Agency Agreement. Notice having been given, the Notes shall (except as otherwise provided in section 9(f) above) become due and payable on the date fixed for redemption and (upon presentation and surrender thereof) will be paid at the redemption price, together with Additional Amounts, if any, and accrued interest to the date fixed for redemption at the place or places of payment and in the manner specified herein.

(g) The Issuer may at any time purchase Notes in the open market or otherwise at any price. Any purchase by tender shall be made available to all Noteholders alike. The Notes so purchased, while held by or on behalf of the Issuer, shall not entitle the Noteholder to vote at any meetings of the Noteholders and shall not be deemed to be outstanding for the purposes of calculating quorums at meetings of the Noteholders or for the purposes of the provisions of section 14 below.

(h) All Notes redeemed or purchased by the Issuer (other than any Notes purchased in the ordinary course of business of dealing in securities) will be canceled and may not be re-issued or resold.

Section 10. Events of Default. (a) The occurrence of any of the following events shall constitute an event of default (herein referred to as an “Event of Default”) hereunder with respect to the Notes:

(i) default in the due and punctual payment of the principal of any Note as and when the same shall become due and payable; or

(ii) default in the payment of any interest or any Additional Amounts as and when the same shall become due and payable, which continues for a period of 30 days; or

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(iii) default on the part of the Issuer in the performance of any other of the covenants or agreements on its part in the Notes or in the Fiscal and Paying Agency Agreement, which continues for a period of 30 days after the date on which written notice, by registered or certified mail, of such failure requiring the Issuer to remedy the same shall have been received by the Issuer from the Noteholders of at least 25% in principal amount of the Notes then outstanding, specifying such failure and requiring the same to be remedied and stating that such is a “notice of default” hereunder; or

(iv) the Issuer fails to fulfill within 30 days from its due date, as extended by any applicable grace or cure period, any payment obligation under any existing Debt (as defined in section 11 below) except if the aggregate amount of all such other Debt would not exceed 10% of Consolidated Net Assets of the Issuer (“Consolidated Net Assets” means the total assets appearing on the most recently prepared consolidated balance sheet of the Issuer and its Subsidiaries as at the end of the fiscal quarter of the Issuer, prepared in accordance with Generally Accepted Accounting Principles in the United States, less all current liabilities (due within one year) as shown on such balance sheet); or

(v) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency proceedings, readjustment of debt, marshaling of assets and liabilities or similar proceedings of the Issuer or of all or substantially all of its property, or for the winding-up or liquidation of its affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(vi) the Issuer shall have consented to the appointment of a conservator or receiver or liquidator, in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of the Issuer or of all or substantially all of its property; or

(vii) the Issuer shall have filed a petition to take advantage of any applicable insolvency or reorganization statute or voluntarily generally suspended payment of its obligations; or

(viii) failure to provide a notice to Noteholders in the event of a Change in Control Triggering Event or failure to make the Change of Control Payment.

(b) In case one or more of the Events of Default specified above shall have occurred and be continuing with respect to the Notes, any Noteholder, by written notice to the Issuer and the Fiscal Agent, may identify the applicable Event or Events of Default, declare the principal of its Note or Notes, together with accrued interest and additional amounts, if any, to be due and payable immediately, whereupon such amounts shall become due and payable immediately, unless prior to the receipt of such notice by the Issuer all such Events of Default have been cured. In case a Noteholder shall have proceeded to enforce any right as set forth herein and such proceedings shall have been

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discontinued or abandoned for any reason or shall have been determined adversely to such Noteholder, then and in every such case the Issuer and such Noteholder shall be restored to their respective several positions and rights hereunder, and all rights, remedies and powers of the Issuer and such Noteholder shall continue as though no such proceeding had been taken. Upon any such declaration being made, interest shall continue to accrue on the Note or Notes affected by such declaration until the Notes shall be paid in full or until the seventh day after the date upon which notice is duly given to the applicable Noteholders in accordance with the provisions of section 17 below that the principal amount of such Notes together with accrued interest and additional amounts thereon have been duly paid in full to the Fiscal Agent (provided that sufficient funds have actually been received and are available for such purpose), whichever is earlier.

(c) The Noteholder of this Note shall be entitled to file such proof of claim, amendment of proof of claim, claim, petition or other document as may be necessary or advisable in order to have the claims of such Noteholder allowed in any insolvency proceedings, receivership, conservatorship, reorganization, readjustment of debt, marshaling of assets and liabilities, liquidation, winding-up or other similar proceedings of the Issuer as a whole or affecting its property.

Section 11. Covenants of the Issuer. (a) Except as permitted under the Five Year Credit Agreement dated as of October 8, 2004 among the Issuer, as Borrower, and the initial lenders therein and Citibank N.A. as Administrative Agent, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part, on an unsecured basis, from time to time, the Issuer will not pledge, mortgage, encumber or otherwise grant, or permit any of its Subsidiaries to pledge, mortgage, encumber or otherwise grant, a security interest in any properties or assets owned by the Issuer or any of its Subsidiaries to secure Debt without securing the Notes equally and ratably with all Debt secured by such security interest, unless, after giving effect thereto, the aggregate amount of all such other Debt would not exceed 10% of Consolidated Net Assets of the Issuer (“Excluded Debt”). The term “Debt” means indebtedness for money borrowed evidenced by bonds, notes, debentures or other debt securities and which is reflected as a liability on the consolidated balance sheet, at the date of issuance, of the Issuer and its Subsidiaries in accordance with Generally Accepted Accounting Principles as in effect in the United States on the date of the Fiscal and Paying Agency Agreement. The term “Consolidated Net Assets” means the total assets appearing on the most recently prepared consolidated balance sheet of the Company and its Subsidiaries as at the end of the fiscal quarter of the Company, prepared in accordance with generally accepted accounting principles in the United States, less all current liabilities (due within one year) as shown on such balance sheet.

(b) Sale and leaseback transactions by the Issuer or any Subsidiary of any Principal Property (as defined below) (except for temporary leases for a term of not more than three years and except for leases between the Issuer and a Subsidiary or between Subsidiaries) are prohibited unless (i) the Issuer or such Subsidiary would be entitled to issue, assume or guarantee Debt secured by the property involved at least equal in amount to the Attributable Debt (as defined below) in respect of such transaction without equally and ratably securing the Notes (provided that such Attributable Debt shall

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thereupon be deemed to be Debt subject to the provisions of the preceding paragraph) or (ii) an amount in cash equal to such Attributable Debt is applied to the retirement (other than any mandatory retirement) of long-term non-subordinated Debt of the Issuer or long-term Debt of a Subsidiary. “Attributable Debt” means the present value (discounted at an appropriate rate) of the obligation of a lessee for rental payments during the remaining term of any lease.

(c) The term “Subsidiary” means any corporation association, or other business entity which is consolidated in the Issuer’s accounts and any corporation association, or other business entity of which at least a majority of the outstanding stock or ownership units having voting power under ordinary circumstances to elect a majority of the board of directors, managers or trustees or equivalents thereof of said corporation association, or other business entity shall at the time be owned by the Issuer or by the Issuer and one or more Subsidiaries or by one or more Subsidiaries. The term “Principal Property” means any office or facility which is owned by the Issuer or any Subsidiary, unless the Board of Directors of the Issuer (or any duly authorized committee thereof) by resolution declares that such office or facility, together with all other office and facilities previously so declared, is not of material importance to the total business conducted by the Issuer and its Subsidiaries as an entirety.

Section 12. Change of Control. Upon the occurrence of a Change of Control Triggering Event, the Issuer will offer to repurchase all outstanding Notes at a purchase price in cash equal the aggregate principal amount of the Notes repurchased plus accrued and unpaid interest on the Notes repurchased to the date of purchase (subject to the right of the Noteholders of record on the relevant record date to receive interest due on the relevant interest payment date) as provided in, and subject to the terms of, the Fiscal and Paying Agency Agreement.

Section 13. Replacement, Exchange and Transfer of Notes. In case any Note shall become mutilated, defaced or be apparently destroyed, lost or stolen, the Issuer in its discretion may execute, and, upon the written request of the Issuer, the Fiscal Agent shall authenticate and deliver, all at the expense of the Noteholder, a new Note bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Note (and upon surrender thereof, or in lieu of and in substitution for the apparently destroyed, lost or stolen Note). In every case the applicant for a substitute Note shall furnish to the Issuer and to the Fiscal Agent such security or indemnity as may be required by them to indemnify and defend and to hold each of them and any agent of the Issuer or the Fiscal Agent harmless and, in every case of destruction, loss or theft evidence to their satisfaction of the apparent destruction, loss or theft of such Note and of the ownership thereof. Upon the issuance of any substitute Note, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental or insurance charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Fiscal Agent) connected therewith. Mutilated or defaced Notes must be surrendered before a replacement will be issued.

Section 14. Modifications and Amendments; Waiver. (a) The Fiscal and Paying Agency Agreement or the terms and conditions of the Notes may be amended by

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the Issuer and the Fiscal Agent, without the consent of the Noteholder of any Note, for the purposes of curing any ambiguity, or of curing, correcting or supplementing any defective provisions contained therein or herein or for any other purpose which the Issuer and the Fiscal Agent may deem necessary or desirable and which will not be inconsistent with the Notes and which will not adversely affect the interests of the Noteholders, in the sole opinion of the Issuer.

(b) The terms of Exhibit D of the Fiscal and Paying Agency Agreement for meetings or actions of Noteholders, including the modification of any provisions of the Notes, are incorporated herein.

(c) No provision of this Note shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the places, at the respective times, at the rate and in the coin or currency herein prescribed, subject only to the provisions for the modifications set forth in Exhibit D of the Fiscal and Paying Agency Agreement.

Section 15. Non-Business Day. If the date for payment on any Note is not a business day, then the Noteholder thereof shall not be entitled to payment of the amount due until the next following business day nor to any further interest or other payment in respect of such delay. For these purposes, “business day” means, in respect of any place of presentation, any day on which banks are open for presentation and payment of bearer debt securities and for dealings in foreign currencies in such place of presentation and, in the case of payment by transfer to a euro account, on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is operating.

Section 16. Fiscal Agent. In acting under the Fiscal and Paying Agency Agreement and in connection with the Notes, the Fiscal Agent is acting solely as agent of the Issuer and does not assume any obligation towards or relationship of agency or trust for or with the Noteholders, except that any funds held by the Fiscal Agent for payment of principal of or interest on, or Additional Amounts with respect to, any Note shall be held in trust by it and applied as set forth herein, but need not be segregated from other funds held by it, except as required by law. For a description of the duties and the immunities and rights of the Fiscal Agent under the Fiscal and Paying Agency Agreement, reference is made to the Fiscal and Paying Agency Agreement, and the obligations of the Fiscal Agent to the Noteholders of the Notes are subject to such immunities and rights.

Section 17. Notices. (a) While any Notes are represented by one or more Global Notes, all notices to Noteholders shall be delivered to Euroclear and Clearstream, as applicable, for communication to entitled account Noteholders. So long as the Notes are listed on the Official List of the Irish Stock Exchange and its rules so require, all notices to Noteholders will also be published by the Issuer by delivery to the Companies Announcement Office in Dublin. If publication as provided above is not practicable, notice will be given in such other manner, and shall be deemed to have been given on such date, as the Issuer may approve. In the case of Definitive Notes, notices will be mailed to Noteholders by first-class mail or other equivalent means at their respective addresses as they appear on the records of the Registrar.

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(b) If and so long as the Notes are listed on any other securities exchange, notices will also be given in accordance with any applicable requirements of such securities exchange.

(c) Notices given by publication will be deemed given on the first date on which publication is made. Notices delivered to Euroclear and Clearstream will be deemed given on the date when delivered. Notices given by first-class mail or other equivalent means will be deemed given seven days after mailing whether or not the addressee receives any such notice. Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders.

Section 18. Further Issues of Notes. The Issuer may from time to time without the consent of the Noteholders create and issue further securities having the same terms and conditions as the Notes in all respects (or in all respects except for the first payment or interest thereon) and so that such further issue shall be consolidated and form a single series with the outstanding securities of any series (including the Notes) or upon such terms as the Company may determine at the time of their issue. References herein to the Notes include (unless the context otherwise requires) any other securities issued pursuant to this section and forming a single series with the notes.

Section 19. Governing Law. The Notes shall be construed in accordance with and governed by the laws of the State of New York, United States of America.

Section 20. Authentication. No Note attached thereto shall become valid or obligatory until the certificate of authentication thereon shall have been duly signed by the Fiscal Agent acting under the Fiscal and Paying Agency Agreement.

Section 21. Warranty of the Issuer. Subject to section 20, the Issuer hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of the Notes and to constitute the same legal, valid and binding obligations of the Issuer enforceable in accordance with their terms, have been done and performed and have happened in compliance with all applicable laws.

Section 22. ISINs and Common Codes. The Issuer has caused ISINs and Common Codes to be printed on the Notes and has directed the Fiscal Agent to use ISINs and Common Codes in notices of redemption as a convenience to Noteholders. No representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of redemption or repurchase, and reliance may be placed only on the other identification numbers printed on the Notes. The Issuer shall promptly notify the Fiscal Agent of any change in the ISINs or Common Codes.

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Section 23. Descriptive Headings. The descriptive headings appearing in these Terms and Conditions are for convenience of reference only and shall not alter, limit or define the provisions hereof.

FISCAL AGENT, REGISTRAR, TRANSFER AGENT AND

PRINCIPAL PAYING AGENT

Citibank, N.A.

5 Carmelite Street

London EC4Y 0PA

England

IRISH PAYING AGENT

Citibank International plc

1 North Wall Quay

Dublin 1, Ireland

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SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The initial principal amount of this Global Note is €[ • ]. The following increases or decreases in this Global Note have been made:

Date of increase/decrease	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease or increase	Signature of authorized officer of Registrar or Notes Custodian

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ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                      agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

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CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF

TRANSFER RESTRICTED NOTES

This certificate relates to €             principal amount of Notes held in (check applicable space)          book-entry or              definitive form by the undersigned.

The undersigned (check one box below):

☐	has requested the Fiscal Agent by written order to deliver in exchange for its beneficial interest in the Global Note held by the Depositary a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above); or

☐	has requested the Fiscal Agent by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Issuer or any affiliate of the Issuer, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Issuer; or

(2)	☐	to the Registrar for registration in the name of the Holder, without transfer; or

(3)	☐	pursuant to an effective registration statement under the Securities Act of 1933; or

(4)	☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(5)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Regulation S under the Securities Act of 1933 and such Note shall be held immediately after the transfer through Euroclear or Clearstream until the expiration of the Resale Restricted Period (as defined in the Indenture); or

(6)	☐	pursuant to another exemption from registration under the Securities Act of 1933.

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Unless one of the boxes is checked, the Fiscal Agent and the Registrar will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Noteholder thereof; provided, however, that if box (5) or (6) is checked, the Fiscal Agent may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Fiscal Agent, Registrar or Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Your Signature

Signature Guarantee:

Date:
Signature of Signature Guarantee

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933 and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:

NOTICE: To be executed by an executive officer

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EXHIBIT B

FORM OF REGULATION S GLOBAL NOTE

Regulation S Global Note

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”), OR CLEARSTREAM BANKING, SOCIÉTÉ ANONYME (“CLEARSTREAM”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF ITS AUTHORIZED NOMINEE OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR OR CLEARSTREAM (AND ANY PAYMENT IS MADE TO ITS AUTHORIZED NOMINEE, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR OR CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, ITS AUTHORIZED NOMINEE, HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF EUROCLEAR OR CLEARSTREAM OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

UNTIL 40 DAYS AFTER THE LATER OF THE DAY ON WHICH THE NOTES ARE FIRST OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND THE DATE OF THE CLOSING OF THE OFFERING OF THE NOTES, AN OFFER OR SALE OF THE NOTES WITHIN THE UNITED STATES (AS DEFINED IN THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) MAY VIOLATE THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT IF SUCH OFFER OR SALE IS MADE OTHERWISE THAN IN ACCORDANCE WITH RULE 144A THEREUNDER.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OR OTHER SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE U.S. SECURITIES ACT (“RULE 144A”)) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN “OFFSHORE TRANSACTION” PURSUANT TO RULE 904 OF REGULATION S

UNDER THE U.S. SECURITIES ACT (“REGULATION S”), (2) AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS 40 DAYS IN THE CASE OF NOTES SOLD IN RELIANCE ON REGULATION S OR TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE U.S. SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) IN THE CASE OF NOTES SOLD IN RELIANCE ON RULE 144A AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS NOTE) OR THE LAST DAY ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WERE THE OWNERS OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE “RESALE RESTRICTION TERMINATION DATE”), 34 OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE U.S. SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE U.S. SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY, THE FISCAL AGENT, THE REGISTRAR AND THE TRANSFER AGENT SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) PRIOR TO THE END OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD WITHIN THE MEANING OF REGULATION S OR PURSUANT TO CLAUSE (E) PRIOR TO THE RESALE RESTRICTION TERMINATION DATE TO REQUIRE THAT AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY, THE FISCAL AGENT, THE REGISTRAR AND THE TRANSFER AGENT IS COMPLETED AND DELIVERED BY THE TRANSFEROR. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S.”

THIS NOTE MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (I) AS PART OF THEIR DISTRIBUTION AT ANY TIME OR (II) OTHERWISE UNTIL 40 DAYS AFTER THE LATER OF THE DATE OF THE

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COMMENCEMENT OF THE OFFERING AND THE DATE OF ORIGINAL ISSUANCE, EXCEPT IN EITHER CASE IN ACCORDANCE WITH REGULATION S (OR RULE 144A, IF AVAILABLE) UNDER THE SECURITIES ACT.

THIS NOTE (OR ANY INTEREST HEREIN) MAY NOT BE SOLD, TRANSFERRED OR DELIVERED TO INDIVIDUALS OR LEGAL ENTITIES WHO ARE ESTABLISHED, DOMICILED OR HAVE THEIR RESIDENCE IN THE NETHERLANDS (“DUTCH RESIDENTS”) OTHER THAN TO PROFESSIONAL MARKET PARTIES (“PMPs”) WITHIN THE MEANING OF THE EXEMPTION REGULATION UNDER THE DUTCH ACT ON THE SUPERVISION OF CREDIT INSTITUTIONS 1992 THAT ACQUIRE SUCH NOTES (OR ANY INTEREST HEREIN) FOR THEIR OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PMP AND THAT TRADE OR INVEST IN SECURITIES IN THE CONDUCT OF A BUSINESS OR PROFESSION.

EACH DUTCH RESIDENT, BY PURCHASING THIS NOTE (OR ANY INTEREST HEREIN), WILL BE DEEMED TO HAVE REPRESENTED AND AGREED FOR THE BENEFIT OF THE ISSUER THAT IT IS SUCH A PMP AND IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PMP.

EACH HOLDER OF THIS NOTE (OR ANY INTEREST HEREIN), BY PURCHASING SUCH NOTE (OR ANY SUCH INTEREST), WILL BE DEEMED TO HAVE REPRESENTED AND AGREED FOR THE BENEFIT OF THE ISSUER THAT (1) SUCH NOTE (OR ANY INTEREST HEREIN) MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED TO DUTCH RESIDENTS OTHER THAN TO A PMP ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PMP AND THAT (2) THE HOLDER WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS DESCRIBED HERE TO ANY SUBSEQUENT TRANSFEREE.

[IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]2

[2]	To be added to Definitive Notes only.

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MANPOWER INC.

REGULATION S GLOBAL NOTE

4.50% NOTES DUE JUNE 1, 2012

Common Code No. 022109715

ISIN No. XS0221097156

[ • ]

No. [ • ]

MANPOWER INC., a Corporation organized under the laws of the State of Wisconsin (the “Issuer”), for value received, hereby promises to pay to Citivic Nominees Limited, or its registered assigns, the principal sum of €[ • ] or such other amount as shall be set forth in the Schedule of Increases or Decreases in Global Notes attached hereto on June 1, 2012.

Interest Payment Date:	June 1.

Record Date:	May 15

Additional provisions of this Note are set forth on the other side of this Note.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated: June 1, 2005

MANPOWER INC.,

by
Authorized Officer

Attest:

Secretary

[Seal]

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CERTIFICATE OF AUTHENTICATION

This is the Regulation S Global Note described in the within-mentioned Fiscal and Paying Agency Agreement.

CITIBANK, N.A., London office, as Fiscal Agent,

by
Authorized Officer

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TERMS AND CONDITIONS OF THE NOTES

Section 1. General. (a) This Note is one of a duly authorized issue of debt securities of the Issuer, designated as its 4.50% Notes due June 1, 2012, limited to the aggregate principal amount of € 300,000,000] (except as otherwise provided below) and issued or to be issued pursuant to a Fiscal and Paying Agency Agreement (the “Fiscal and Paying Agency Agreement”) dated as of June 1, 2005 between the Issuer and Citibank, N.A., London office, as fiscal and principal paying agent, (the “Fiscal Agent”, which term shall include its successors and assigns as such Fiscal Agent), which also acts as registrar and transfer agent, and Citibank International, plc as additional paying agent (the “Irish Paying Agent” and together with the Fiscal Agent the “Paying Agents”). The holders of the Notes (the “Noteholders”) will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Fiscal and Paying Agency Agreement. A copy of the Fiscal and Paying Agency Agreement is on file and may be inspected at the offices of the paying agents referred to below. Unless otherwise stated, terms used but not defined herein shall have the meaning assigned to them in the Fiscal and Paying Agency Agreement.

(b) The Notes are direct unsecured obligations of the Issuer and rank paripassu with all other unsecured and unsubordinated indebtedness of the Issuer.

(c) THE NOTES ARE NOT DEPOSITS INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Section 2. Denominations; Transfer; Exchange. (a) The Notes are in registered form without interest coupons in minimum denominations of €50,000 principal amount and integral multiples of €1,000 in excess thereof. A Noteholder may transfer or exchange the Notes in accordance with the Fiscal and Paying Agency Agreement. In connection with any such transfer or exchange, the Fiscal and Paying Agency Agreement will require the transferring or exchanging Noteholder to, among other things, furnish appropriate endorsements and transfer documents, furnish information regarding the account of the transferee at Euroclear or Clearstream, where appropriate, furnish certain certificates and opinions, and pay any taxes, duties and governmental charges in connection with such transfer or exchange. Any such transfer or exchange will be made without charge to the Noteholder, other than any taxes, duties and governmental charges payable in connection with such transfer.

(b) Notwithstanding the foregoing, the Issuer is not required to register the transfer or exchange of any Notes: (1) for a period of 15 calendar days prior to any date fixed for the redemption of the Notes; (2) for a period of 15 calendar days prior to the record date with respect to any interest payment date; or (3) which the Noteholder has tendered (and not withdrawn) for repurchase in connection with a Change of Control Triggering Event.

Section 3. Persons Deemed Owners. The registered Noteholder of this Note will be treated as the owner of it for all purposes.

Section 4. Method of Payment. Noteholders must surrender Notes to a Paying Agent to collect principal payments. The Issuer will pay principal and interest in Euros or such other lawful currency of the participating Member States in the Third Stage of European Economic and Monetary Union of the Treaty Establishing the European Community that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Notes represented by a Global Note (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by Euroclear or Clearstream. The Issuer will make all payments in respect of a Definitive Note (including principal, premium and interest) by mailing a check to the registered address of each Noteholder thereof; provided, however, that payments on a Definitive Note will be made by wire transfer if such Noteholder elects payment by wire transfer by giving written notice to the Fiscal Agent or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Fiscal Agent may accept in its discretion).

Section 5. Paying Agent, Transfer Agent and Registrar. (a) Initially, Citibank, N.A., London office, will act as principal Paying Agent, Transfer Agent and Registrar. The Issuer may appoint and change any Paying Agent, Transfer Agent or Registrar without notice. The Issuer or any of its Subsidiaries may act as Paying Agent (other than with respect to Global Notes) or Registrar.

(b) So long as the Notes are listed on the Official List of, or admitted to trading on, the Irish Stock Exchange and the rules thereof so require, the Issuer shall maintain, at all times that payments are required to be made in respect of the Notes, a paying agent in Dublin, Ireland. Initially, Citibank International, plc will act as Irish Paying Agent.

Section 6. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Fiscal Agent or Paying Agents shall pay the money back to the Issuer at its written request unless an applicable abandoned property law designates another person. After any such payment, Noteholders entitled to the money must look to the Issuer for payment as general creditors and the Fiscal Agent and the Paying Agents shall have no further liability with respect to such moneys.

Section 7. Interest. The Notes will bear interest from June 1, 2005 (the “Issue Date”) until maturity, unless previously redeemed. Interest on the Notes will be payable annually in arrears on June 1 each year, commencing June 1, 2006. Whenever it is necessary to compute any amount of interest in respect of the Notes for a period of less than a full year, such interest shall be calculated on the basis of the actual number of days elapsed divided by 365 (or, if any of those days elapsed fall in a leap year, the sum of (i) the number of those days falling in a leap year divided by 366 and (ii) the number of those days falling in a non-leap year divided by 365).

Section 8. Additional Amounts. (a) All payments of principal and interest on the Notes will be made without deduction or withholding for or on account of any present or future tax, assessment or other governmental charge, of whatever nature,

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imposed or levied by or within the United States or by or within any political subdivision or taxing authority thereof or therein, except as required by law. The Issuer will, subject to the exceptions and limitations set forth below, pay as additional interest (“Additional Amounts”) to the Noteholder of any Note who is a United States Alien (as defined below) such amounts as may be necessary so that every net payment by the Issuer or any of its Paying Agents on such Note, after deduction or withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon such Noteholder or as a result of such payment by or within the United States (as defined below) (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided for in such Note to be then due and payable. However, the Issuer will not be required to make any payment of Additional Amounts for or on account of:

(i) any tax, assessment or other governmental charge that would not have been so imposed but for (i) the existence of any present or former connection between such Noteholder (or between a fiduciary, settlor or, beneficiary of, or a person holding a power over, such Noteholder, if such Noteholder is an estate or a trust, or a member or shareholder of such Noteholder, if such Noteholder is a partnership or a corporation) and the United States, including, without limitation, such Noteholder (or such fiduciary, settlor, beneficiary of, person holding a power, member or shareholder), being or having been a citizen or resident or treated as a resident thereof, or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein, or (ii) the presentation by or on behalf of the Noteholder of a Note for payment more than 15 days after the date on which such payment became due and payable or on which payment thereof was duly provided for, whichever occurs later;

(ii) any estate, inheritance, gift, sales, transfer, personal property or any similar tax, assessment or other governmental charge;

(iii) any tax, assessment or other governmental charge that would not have been imposed but for such Noteholder’s past or present status as a personal holding company, foreign personal holding company, controlled foreign corporation, passive foreign investment company or foreign private foundation or other tax exempt organization with respect to the United States or as a corporation that accumulates earnings to avoid United States Federal income tax;

(iv) any tax, assessment or other governmental charge that is payable otherwise than by deduction or by withholding from a payment on a Note;

(v) any tax, assessment or other governmental charge required to be deducted or withheld by any Paying Agent from any payments on a Note if such payment can be made without such deduction or withholding by any other Paying Agent;

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(vi) any tax, assessment or other governmental charge that would not have been imposed but for the failure to comply with any applicable certification, information, documentation or other reporting requirement concerning the nationality, residence, identity or connection with the United States of the Noteholder or beneficial owner of a Note if, without regard to any tax treaty, such compliance is required by statute or regulation of the United States as a precondition to relief or exemption from such tax, assessment or other governmental charge; or

(vii) any tax, assessment or other governmental charge imposed by reason of the Noteholder (A) owning or having owned, directly or indirectly, actually or constructively, 10% or more of the total combined voting power of all classes of stock of the Issuer entitled to vote or (B) being a controlled foreign corporation with respect to the United States that is related to the Issuer by actual or constructive stock ownership;

nor shall such Additional Amounts be paid with respect to any payment on a Note to a Noteholder that is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Noteholder of such Note.

(b) The term “United States” means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction. The term “United States Alien” means any person who, for United States Federal income tax purposes is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual, or a non-resident alien fiduciary of a foreign estate or trust.

Section 9. Redemption. (a) The Notes will mature at par on June 1, 2012. Except as provided below and in the Fiscal and Paying Agency Agreement, the Notes may not be redeemed prior to maturity.

(b) The Notes will be redeemable, in whole but not in part, at the Issuer’s option, at any time at a redemption price equal to the greater of (i) 100% of the principal amount of such Notes or (ii) as determined by the Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the redemption date on an annual basis (based on the actual number of days elapsed divided by 365 (or, if any of those days elapsed fall in a leap year, the sum of (x) the number of those days falling in a leap year divided by 366 and (y) the number of those days falling in a non-leap year divided by 365)) at the Reference Dealer Rate (as defined below), plus 0.15%, plus in each case, accrued interest thereon to the date of redemption.

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“Business day” means, in relation to any place, a day on which commercial banks and foreign exchange markets settle payments in that place.

“Quotation Agent” means the Reference Dealer (as defined below).

“Reference Dealer” means BNP Paribas, Citigroup Global Markets Limited and Goldman Sachs International or their successors.

“Reference Dealer Rate” means, with respect to the Reference Dealers and any redemption date, the average midmarket annual yield to maturity of the Deutsche Bundes Republic 5% due 4 July, 2012 or, if that security is no longer outstanding, a similar security in the reasonable judgment of each Reference Dealer, at 11:00 a.m. (London time) on the third business day in London preceding such redemption date quoted in writing to the Fiscal Agent by the Reference Dealers.

(c) Notice of any redemption will be given to the Noteholders at least 30 days but not more than 60 days before the redemption date.

(d) Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes called for redemption.

(e) If, in the written opinion of independent counsel chosen by the Issuer, there is a substantial probability that the Issuer has or will become obligated to pay additional interest on the Notes as described under “Additional Amounts” above, as a result of any of the following events occurring on or after June 1, 2005:

(i) any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or any change in official position regarding the application or interpretation of such laws, regulations or rulings,

(ii) any action taken by a taxing authority of the United States or any political subdivision thereof or therein affecting taxation, which action is generally applied or is taken with respect to the Issuer,

(iii) a decision rendered by a court of competent jurisdiction in the United States or any political subdivision thereof or therein, whether or not such decision was rendered with respect to the Issuer,

(iv) a private letter ruling or technical advice memorandum issued by the National Office of the United States Internal Revenue Service on substantially the same facts as those affecting the Issuer, or

(v) any change, amendment, application, interpretation or execution of the laws of the United States (or any regulations or rulings promulgated thereunder) shall have been officially proposed, and the Issuer determines that such obligation cannot be avoided by the use of reasonable measures then available to the Issuer,

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and the Issuer determines that such obligation cannot be avoided by the use of reasonable measures then available to the Issuer, then the Issuer may, at its option, upon not less than 30 nor more than 60 days’ prior notice to the Noteholders for the time being of the Notes redeem the Notes in whole, but not in part, as a redemption price equal to 100% of the principal amount thereof plus accrued interest, if any, to the date fixed for redemption, provided that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer would be obligated to pay such additional interest were a payment in respect to the Notes due on such date and, at the time such notification of redemption is given, such obligation to pay such additional interest remains in effect. Prior to the publication of any notice of redemption pursuant to this paragraph, the Issuer shall deliver to the Fiscal Agent (x) a certificate stating that the Issuer is entitled to effect such redemption and that the conditions precedent to the right of the Issuer to so redeem have occurred and (y) an opinion of independent counsel chosen by the Issuer to the effect that there is a substantial probability that the Issuer has or will become obligated to pay additional interest on the Notes.

(f) Notice of redemption of the Notes shall be given not less than 30 nor more than 60 days prior to the date fixed for redemption, all as provided in the Fiscal and Paying Agency Agreement. Notice having been given, the Notes shall (except as otherwise provided in section 9(f) above) become due and payable on the date fixed for redemption and (upon presentation and surrender thereof) will be paid at the redemption price, together with Additional Amounts, if any, and accrued interest to the date fixed for redemption at the place or places of payment and in the manner specified herein.

(g) The Issuer may at any time purchase Notes in the open market or otherwise at any price. Any purchase by tender shall be made available to all Noteholders alike. The Notes so purchased, while held by or on behalf of the Issuer, shall not entitle the Noteholder to vote at any meetings of the Noteholders and shall not be deemed to be outstanding for the purposes of calculating quorums at meetings of the Noteholders or for the purposes of the provisions of section 14 below.

(h) All Notes redeemed or purchased by the Issuer (other than any Notes purchased in the ordinary course of business of dealing in securities) will be canceled and may not be re-issued or resold.

Section 10. Events of Default. (a) The occurrence of any of the following events shall constitute an event of default (herein referred to as an “Event of Default”) hereunder with respect to the Notes:

(i) default in the due and punctual payment of the principal of any Note as and when the same shall become due and payable; or

(ii) default in the payment of any interest or any Additional Amounts as and when the same shall become due and payable, which continues for a period of 30 days; or

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(iii) default on the part of the Issuer in the performance of any other of the covenants or agreements on its part in the Notes or in the Fiscal and Paying Agency Agreement, which continues for a period of 30 days after the date on which written notice, by registered or certified mail, of such failure requiring the Issuer to remedy the same shall have been received by the Issuer from the Noteholders of at least 25% in principal amount of the Notes then outstanding, specifying such failure and requiring the same to be remedied and stating that such is a “notice of default” hereunder; or

(iv) the Issuer fails to fulfill within 30 days from its due date, as extended by any applicable grace or cure period, any payment obligation under any existing Debt (as defined in section 11 below) except if the aggregate amount of all such other Debt would not exceed 10% of Consolidated Net Assets of the Issuer (“Consolidated Net Assets” means the total assets appearing on the most recently prepared consolidated balance sheet of the Issuer and its Subsidiaries as at the end of the fiscal quarter of the Issuer, prepared in accordance with Generally Accepted Accounting Principles in the United States, less all current liabilities (due within one year) as shown on such balance sheet); or

(v) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency proceedings, readjustment of debt, marshaling of assets and liabilities or similar proceedings of the Issuer or of all or substantially all of its property, or for the winding-up or liquidation of its affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(vi) the Issuer shall have consented to the appointment of a conservator or receiver or liquidator, in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of the Issuer or of all or substantially all of its property; or

(vii) the Issuer shall have filed a petition to take advantage of any applicable insolvency or reorganization statute or voluntarily generally suspended payment of its obligations; or

(viii) failure to provide a notice to Noteholders in the event of a Change in Control Triggering Event or failure to make the Change of Control Payment.

(b) In case one or more of the Events of Default specified above shall have occurred and be continuing with respect to the Notes, any Noteholder, by written notice to the Issuer and the Fiscal Agent, may identify the applicable Event or Events of Default, declare the principal of its Note or Notes, together with accrued interest and additional amounts, if any, to be due and payable immediately, whereupon such amounts shall become due and payable immediately, unless prior to the receipt of such notice by the Issuer all such Events of Default have been cured. In case a Noteholder shall have proceeded to enforce any right as set forth herein and such proceedings shall have been

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discontinued or abandoned for any reason or shall have been determined adversely to such Noteholder, then and in every such case the Issuer and such Noteholder shall be restored to their respective several positions and rights hereunder, and all rights, remedies and powers of the Issuer and such Noteholder shall continue as though no such proceeding had been taken. Upon any such declaration being made, interest shall continue to accrue on the Note or Notes affected by such declaration until the Notes shall be paid in full or until the seventh day after the date upon which notice is duly given to the applicable Noteholders in accordance with the provisions of section 17 below that the principal amount of such Notes together with accrued interest and additional amounts thereon have been duly paid in full to the Fiscal Agent (provided that sufficient funds have actually been received and are available for such purpose), whichever is earlier.

(c) The Noteholder of this Note shall be entitled to file such proof of claim, amendment of proof of claim, claim, petition or other document as may be necessary or advisable in order to have the claims of such Noteholder allowed in any insolvency proceedings, receivership, conservatorship, reorganization, readjustment of debt, marshaling of assets and liabilities, liquidation, winding-up or other similar proceedings of the Issuer as a whole or affecting its property.

Section 11. Covenants of the Issuer. (a) Except as permitted under the Five Year Credit Agreement dated as of October 8, 2004 among the Issuer, as Borrower, and the initial lenders therein and Citibank N.A. as Administrative Agent, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part, on an unsecured basis, from time to time, the Issuer will not pledge, mortgage, encumber or otherwise grant, or permit any of its Subsidiaries to pledge, mortgage, encumber or otherwise grant, a security interest in any properties or assets owned by the Issuer or any of its Subsidiaries to secure Debt without securing the Notes equally and ratably with all Debt secured by such security interest, unless, after giving effect thereto, the aggregate amount of all such other Debt would not exceed 10% of Consolidated Net Assets of the Issuer (“Excluded Debt”). The term “Debt” means indebtedness for money borrowed evidenced by bonds, notes, debentures or other debt securities and which is reflected as a liability on the consolidated balance sheet, at the date of issuance, of the Issuer and its Subsidiaries in accordance with Generally Accepted Accounting Principles as in effect in the United States on the date of the Fiscal and Paying Agency Agreement. The term “Consolidated Net Assets” means the total assets appearing on the most recently prepared consolidated balance sheet of the Company and its Subsidiaries as at the end of the fiscal quarter of the Company, prepared in accordance with generally accepted accounting principles in the United States, less all current liabilities (due within one year) as shown on such balance sheet.

(b) Sale and leaseback transactions by the Issuer or any Subsidiary of any Principal Property (as defined below) (except for temporary leases for a term of not more than three years and except for leases between the Issuer and a Subsidiary or between Subsidiaries) are prohibited unless (i) the Issuer or such Subsidiary would be entitled to issue, assume or guarantee Debt secured by the property involved at least equal in amount to the Attributable Debt (as defined below) in respect of such transaction without equally and ratably securing the Notes (provided that such Attributable Debt shall

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thereupon be deemed to be Debt subject to the provisions of the preceding paragraph) or (ii) an amount in cash equal to such Attributable Debt is applied to the retirement (other than any mandatory retirement) of long-term non-subordinated Debt of the Issuer or long-term Debt of a Subsidiary. “Attributable Debt” means the present value (discounted at an appropriate rate) of the obligation of a lessee for rental payments during the remaining term of any lease.

(c) The term “Subsidiary” means any corporation association, or other business entity which is consolidated in the Issuer’s accounts and any corporation association, or other business entity of which at least a majority of the outstanding stock or ownership units having voting power under ordinary circumstances to elect a majority of the board of directors, managers or trustees or equivalents thereof of said corporation association, or other business entity shall at the time be owned by the Issuer or by the Issuer and one or more Subsidiaries or by one or more Subsidiaries. The term “Principal Property” means any office or facility which is owned by the Issuer or any Subsidiary, unless the Board of Directors of the Issuer (or any duly authorized committee thereof) by resolution declares that such office or facility, together with all other office and facilities previously so declared, is not of material importance to the total business conducted by the Issuer and its Subsidiaries as an entirety.

Section 12. Change of Control. Upon the occurrence of a Change of Control Triggering Event, the Issuer will offer to repurchase all outstanding Notes at a purchase price in cash equal the aggregate principal amount of the Notes repurchased plus accrued and unpaid interest on the Notes repurchased to the date of purchase (subject to the right of the Noteholders of record on the relevant record date to receive interest due on the relevant interest payment date) as provided in, and subject to the terms of, the Fiscal and Paying Agency Agreement.

Section 13. Replacement, Exchange and Transfer of Notes. In case any Note shall become mutilated, defaced or be apparently destroyed, lost or stolen, the Issuer in its discretion may execute, and, upon the written request of the Issuer, the Fiscal Agent shall authenticate and deliver, all at the expense of the Noteholder, a new Note bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Note (and upon surrender thereof, or in lieu of and in substitution for the apparently destroyed, lost or stolen Note). In every case the applicant for a substitute Note shall furnish to the Issuer and to the Fiscal Agent such security or indemnity as may be required by them to indemnify and defend and to hold each of them and any agent of the Issuer or the Fiscal Agent harmless and, in every case of destruction, loss or theft evidence to their satisfaction of the apparent destruction, loss or theft of such Note and of the ownership thereof. Upon the issuance of any substitute Note, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental or insurance charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Fiscal Agent) connected therewith. Mutilated or defaced Notes must be surrendered before a replacement will be issued.

Section 14. Modifications and Amendments; Waiver. (a) The Fiscal and Paying Agency Agreement or the terms and conditions of the Notes may be amended by

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the Issuer and the Fiscal Agent, without the consent of the Noteholder of any Note, for the purposes of curing any ambiguity, or of curing, correcting or supplementing any defective provisions contained therein or herein or for any other purpose which the Issuer and the Fiscal Agent may deem necessary or desirable and which will not be inconsistent with the Notes and which will not adversely affect the interests of the Noteholders, in the sole opinion of the Issuer.

(b) The terms of Exhibit D of the Fiscal and Paying Agency Agreement for meetings or actions of Noteholders, including the modification of any provisions of the Notes, are incorporated herein.

(c) No provision of this Note shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the places, at the respective times, at the rate and in the coin or currency herein prescribed, subject only to the provisions for the modifications set forth in Exhibit D of the Fiscal and Paying Agency Agreement.

Section 15. Non-Business Day. If the date for payment on any Note is not a business day, then the Noteholder thereof shall not be entitled to payment of the amount due until the next following business day nor to any further interest or other payment in respect of such delay. For these purposes, “business day” means, in respect of any place of presentation, any day on which banks are open for presentation and payment of bearer debt securities and for dealings in foreign currencies in such place of presentation and, in the case of payment by transfer to a euro account, on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is operating.

Section 16. Fiscal Agent. In acting under the Fiscal and Paying Agency Agreement and in connection with the Notes, the Fiscal Agent is acting solely as agent of the Issuer and does not assume any obligation towards or relationship of agency or trust for or with the Noteholders, except that any funds held by the Fiscal Agent for payment of principal of or interest on, or Additional Amounts with respect to, any Note shall be held in trust by it and applied as set forth herein, but need not be segregated from other funds held by it, except as required by law. For a description of the duties and the immunities and rights of the Fiscal Agent under the Fiscal and Paying Agency Agreement, reference is made to the Fiscal and Paying Agency Agreement, and the obligations of the Fiscal Agent to the Noteholders of the Notes are subject to such immunities and rights.

Section 17. Notices. (a) While any Notes are represented by one or more Global Notes, all notices to Noteholders shall be delivered to Euroclear and Clearstream, as applicable, for communication to entitled account Noteholders. So long as the Notes are listed on the Official List of the Irish Stock Exchange and its rules so require, all notices to Noteholders will also be published by the Issuer by delivery to the Companies Announcement Office in Dublin. If publication as provided above is not practicable, notice will be given in such other manner, and shall be deemed to have been given on such date, as the Issuer may approve. In the case of Definitive Notes, notices will be mailed to Noteholders by first-class mail or other equivalent means at their respective addresses as they appear on the records of the Registrar.

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(b) If and so long as the Notes are listed on any other securities exchange, notices will also be given in accordance with any applicable requirements of such securities exchange.

(c) Notices given by publication will be deemed given on the first date on which publication is made. Notices delivered to Euroclear and Clearstream will be deemed given on the date when delivered. Notices given by first-class mail or other equivalent means will be deemed given seven days after mailing whether or not the addressee receives any such notice. Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders.

Section 18. Further Issues of Notes. The Issuer may from time to time without the consent of the Noteholders create and issue further securities having the same terms and conditions as the Notes in all respects (or in all respects except for the first payment or interest thereon) and so that such further issue shall be consolidated and form a single series with the outstanding securities of any series (including the Notes) or upon such terms as the Company may determine at the time of their issue. References herein to the Notes include (unless the context otherwise requires) any other securities issued pursuant to this section and forming a single series with the notes.

Section 19. Governing Law. The Notes shall be construed in accordance with and governed by the laws of the State of New York, United States of America.

Section 20. Authentication. No Note attached thereto shall become valid or obligatory until the certificate of authentication thereon shall have been duly signed by the Fiscal Agent acting under the Fiscal and Paying Agency Agreement.

Section 21. Warranty of the Issuer. Subject to section 20, the Issuer hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of the Notes and to constitute the same legal, valid and binding obligations of the Issuer enforceable in accordance with their terms, have been done and performed and have happened in compliance with all applicable laws.

Section 22. ISINs and Common Codes. The Issuer has caused ISINs and Common Codes to be printed on the Notes and has directed the Fiscal Agent to use ISINs and Common Codes in notices of redemption as a convenience to Noteholders. No representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of redemption or repurchase, and reliance may be placed only on the other identification numbers printed on the Notes. The Issuer shall promptly notify the Fiscal Agent of any change in the ISINs or Common Codes.

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Section 23. Descriptive Headings. The descriptive headings appearing in these Terms and Conditions are for convenience of reference only and shall not alter, limit or define the provisions hereof.

FISCAL AGENT, REGISTRAR, TRANSFER AGENT AND

PRINCIPAL PAYING AGENT

Citibank, N.A.

5 Carmelite Street

London EC4Y 0PA

England

IRISH PAYING AGENT

Citibank International plc

1 North Wall Quay

Dublin 1, Ireland

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SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The initial principal amount of this Global Note is €[ • ]. The following increases or decreases in this Global Note have been made:

Date of increase/decrease	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease or increase	Signature of authorized officer of Registrar or Notes Custodian

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ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                      agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

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CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF

TRANSFER RESTRICTED NOTES

This certificate relates to €             principal amount of Notes held in (check applicable space)          book-entry or              definitive form by the undersigned.

The undersigned (check one box below):

☐	has requested the Fiscal Agent by written order to deliver in exchange for its beneficial interest in the Global Note held by the Depositary a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above); or

☐	has requested the Fiscal Agent by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Issuer or any affiliate of the Issuer, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Issuer; or

(2)	☐	to the Registrar for registration in the name of the Holder, without transfer; or

(3)	☐	pursuant to an effective registration statement under the Securities Act of 1933; or

(4)	☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(5)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Regulation S under the Securities Act of 1933 and such Note shall be held immediately after the transfer through Euroclear or Clearstream until the expiration of the Resale Restricted Period (as defined in the Indenture); or

(6)	☐	pursuant to another exemption from registration under the Securities Act of 1933.

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Unless one of the boxes is checked, the Fiscal Agent and the Registrar will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Noteholder thereof; provided, however, that if box (5) or (6) is checked, the Fiscal Agent may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Fiscal Agent, Registrar or Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Your Signature

Signature Guarantee:

Date:
Signature of Signature Guarantee

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933 and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:

NOTICE: To be executed by an executive officer

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EXHIBIT C

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF

TRANSFER RESTRICTED NOTES

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF

TRANSFER RESTRICTED NOTES

This certificate relates to €             principal amount of Notes held in (check applicable space)          book-entry or              definitive form by the undersigned.

The undersigned (check one box below):

☐	has requested the Fiscal Agent by written order to deliver in exchange for its beneficial interest in the Global Note held by the Depositary a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above);

☐	has requested the Fiscal Agent by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Issuer or any affiliate of the Issuer, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Issuer; or

(2)	☐	to the Registrar for registration in the name of the Holder, without transfer; or

(3)	☐	pursuant to an effective registration statement under the Securities Act of 1933; or

(4)	☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(5)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Regulation S under the Securities Act of 1933 and such Note shall be held immediately after the transfer through Euroclear or Clearstream until the expiration of the Resale Restricted Period (as defined in the Indenture); or

(6)	☐	pursuant to another exemption from registration under the Securities Act of 1933.

Unless one of the boxes is checked, the Fiscal Agent and the Registrar will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Noteholder thereof; provided, however, that if box (5) or (6) is checked, the Fiscal Agent may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Fiscal Agent, Registrar or Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Your Signature

Signature Guarantee:

Date:
Signature of Signature Guarantee

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933 and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:

NOTICE: To be executed by an executive officer

[TO BE ATTACHED TO NOTES]

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EXHIBIT D

PROVISIONS FOR MEETINGS OF THE NOTEHOLDERS

PROVISIONS FOR MEETINGS OF THE NOTEHOLDERS

Provisions for Meetings of the Noteholders

Section 1. Definitions. In this Agreement and terms and conditions of the Notes, the following expressions have the following meanings:

“Block Voting Instruction” means, in relation to any Meeting, a document in the English language issued by the Registrar:

(a) certifying (i) that certain specified Notes (the “Blocked Notes”) have been blocked in an account with a clearing system and will not be released until the conclusion of the Meeting and that the holder of each Blocked Note or a duly authorized person on its behalf has instructed the Registrar that the votes attributable to such Blocked Note are to be cast in a particular way on each resolution to be put to the Meeting; and/or (ii) that each registered holder of certain specified Notes (“Relevant Notes”) has instructed the Registrar that the votes attributable to each Relevant Note held by it are to be cast in a particular way on each resolution to be put to the Meeting and, in each case, that, during the period of 48 hours before the time fixed for the Meeting, such instructions may not be amended or revoked;

(b) listing the total principal amount of the Blocked Notes and the Relevant Notes, distinguishing for each resolution between those in respect of which instructions have been given to vote for, or against, the resolution; and

(c) authorizing a named individual or individuals to vote in respect of the Blocked Notes and the Relevant Notes in accordance with such instructions;

“Chairman” means, in relation to any Meeting, the individual who takes the chair in accordance with Section 8;

“Extraordinary Resolution” means a resolution passed at a Meeting duly convened and held in accordance with these provisions by a majority of not less than three quarters of the votes cast;

“Form of Proxy” means, in relation to any Meeting, a document in the English language available from the Registrar signed by a Noteholder or, in the case of a corporation, executed under its seal or signed on its behalf by a duly authorized officer and delivered to the Registrar no later than 48 hours before the time fixed for such meeting, appointing a named individual or individuals to vote in respect of the Notes held by such Noteholder.

“Meeting” means a meeting of Noteholders (whether originally convened or resumed following an adjournment);

“Proxy” means, in relation to any Meeting, a person appointed to vote under a Block Voting Instruction or a Form of Proxy other than:

(a) any such person whose appointment has been revoked and in relation to whom the Registrar has been notified in writing of such revocation by the time which is 48 hours before the time fixed for such Meeting; and

(b) any such person appointed to vote at a Meeting which has been adjourned for want of a quorum and who has not been re-appointed to vote at the Meeting when it is resumed;

“Relevant Fraction” means:

(a) for all business other than voting on an Extraordinary Resolution, one tenth;

(b) for voting on any Extraordinary Resolution other than one relating to a Reserved Matter, one vote more than half; and

(c) for voting on any Extraordinary Resolution relating to a Reserved Matter, three quarters;

provided, however, that, in the case of a Meeting which has resumed after adjournment for want of a quorum it means:

(i) for all business other than voting on an Extraordinary Resolution relating to a Reserved Matter, the fraction of the aggregate principal amount of the outstanding Notes represented or held by the Voters actually present at the Meeting; and

(ii) for voting on any Extraordinary Resolution relating to a Reserved Matter, one quarter;

“Reserved Matter” means any proposal:

(a) to change any date fixed for payment of principal or interest in respect of the Notes, to reduce the amount of principal or interest payable on any date in respect of the Notes or to alter the method of calculating the amount of any payment in respect of the Notes on redemption or maturity or the date for any such payment;

(b) to effect the exchange or substitution of the Notes for, or the conversion of the Notes into, shares, bonds or other obligations or securities of the Issuer or any other person or body corporate formed or to be formed, including, without limitation, pursuant to a Change of Control;

(c) to change the currency in which amounts due in respect of the Notes are payable;

(d) to change the quorum required at any Meeting or the majority required to pass an Extraordinary Resolution; or

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(e) to amend this definition;

“Voter” means, in relation to any Meeting (a) a Proxy or (b) (subject to section 5 (Record Date) below) a Noteholder; provided, however, that, (subject to section 5 (Record Date) below) any Noteholder which has appointed a Proxy under a Block Voting Instruction or Form of Proxy shall not be a “Voter” except to the extent that such appointment has been revoked and the Registrar notified in writing of such revocation at least 48 hours before the time fixed for such Meeting;

“Written Resolution” means a resolution in writing signed by or on behalf of all holders of Notes who for the time being are entitled to receive notice of a Meeting in accordance with the provisions of this Schedule, whether contained in one document or several documents in the same form, each signed by or on behalf of one or more such holders of the Notes;

“24 hours” means a period of 24 hours including all or part of a day upon which banks are open for business in both the places where the relevant Meeting is to be held and in each of the places where each Paying Agent has its office as specified in Section 18 of the Fiscal and Paying Agency Agreement (disregarding for this purpose the day upon which such Meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of a day upon which banks are open for business as aforesaid; and

“48 hours” means two consecutive periods of 24 hours.

Section 2. Issue of Voting Certificates and Block Voting Instructions. The holder of an interest in a Note may require the Registrar to issue a Block Voting Instruction by arranging (to the satisfaction of the Registrar) for such Note to be blocked in an account with a clearing system not later than 48 hours before the time fixed for the relevant Meeting. The registered holder of a Note may require the Registrar to issue a Block Voting Instruction by delivering to the Registrar written instructions not later than 48 hours before the time fixed for the relevant meeting. Any registered holder of a Note may obtain an uncompleted and unexecuted Form of Proxy from the Registrar. A Block Voting Instruction shall be valid until the release of Blocked Notes to which it relates. A Form of Proxy and a Block Voting Instruction cannot be outstanding simultaneously in respect of the same Note.

Section 3. References to Blocking/Release of Notes. Where Notes are represented by Global Note Certificates and/or are held within a clearing system, references to the blocking, or release, of Notes shall be construed in accordance with the usual practices (including blocking the relevant account) of such clearing system.

Section 4. Validity of Block Voting Instructions and Forms of Proxy. Block Voting Instructions and Forms of Proxy shall be valid only if they are deposited at the office of the Registrar as specified in Section 18 of the Fiscal and Paying Agency Agreement, or at some other place approved by the Registrar, at least 24 hours before the time fixed for the relevant Meeting or the Chairman decides otherwise before the

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Meeting proceeds to business. If the Registrar requires, a notarized copy of each Block Voting Instruction and Form of Proxy and satisfactory proof of the identity of each Proxy named therein shall be produced at the Meeting. The Registrar shall not be obliged to investigate the validity of any Block Voting Instruction or Form of Proxy or the authority of any Proxy.

Section 5. Record Date. The Issuer may fix a record date for the purposes of any Meeting or any resumption thereof following its adjournment for want of a quorum; provided that such record date is not more than 30 days prior to the time fixed for such Meeting or (as the case may be) its resumption. The person in whose name a Note is registered in the Register on the record date at close of business in the city in which the Registrar has its office, as specified in section 18 of the Fiscal and Paying Agency Agreement, shall be deemed to be the holder of such Note for the purpose of such Meeting and notwithstanding any subsequent transfer of such Note or entries in the Register.

Section 6. Convening of Meeting. The Issuer may convene a Meeting at any time, and shall be obliged to do so upon the request in writing of Noteholders holding not less than one tenth of the aggregate principal amount of the outstanding Notes.

Section 7. Notice. At least 21 days’ notice (exclusive of the day on which the notice is given and of the day on which the relevant Meeting is to be held) specifying the date, time and place of the Meeting shall be given to the Noteholders and the Registrar (with a copy to the Issuer). The notice shall set out the full text of any resolutions to be proposed and shall state that the Notes may be blocked in clearing systems for the purposes of appointing Proxies under Block Voting Instructions until 48 hours before the time fixed for the Meeting and that Noteholders may also appoint Proxies either under a Block Voting Instruction by delivering written instructions to the Registrar or by executing and delivering a Form of Proxy to the office of the Registrar, as specified in section 18 of the Fiscal and Paying Agency Agreement, in either case until 48 hours before the time fixed for the Meeting.

Section 8. Chairman. An individual (who may, but need not, be a Noteholder) nominated in writing by the Issuer may take the chair at any Meeting but, if no such nomination is made or if the individual nominated is not present within 15 minutes after the time fixed for the Meeting, those present shall elect one of themselves to take the chair failing which, the Issuer may appoint a Chairman. The Chairman of an adjourned Meeting need not be the same person as was the Chairman of the original Meeting.

Section 9. Quorum. The quorum at any Meeting shall be at least two Voters representing or holding not less than the Relevant Fraction of the aggregate principal amount of the outstanding Notes; provided, however, that, so long as at least the Relevant Fraction of the aggregate principal amount of the outstanding Notes is represented by the Global Note Certificates or a single Individual Note Certificate, a single Vote appointed in relation thereto or being the holder of the Notes represented thereby shall be deemed to be two Voters for the purpose of forming a quorum.

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Section 10. Adjournment for want of quorum. If within 15 minutes after the time fixed for any Meeting a quorum is not present, then:

(a) in the case of a Meeting requested by Noteholders, it shall be dissolved; and

(b) in the case of any other Meeting, it shall be adjourned for such period (which shall be not less than 14 days and not more than 42 days) and to such place as the Chairman determines; provided, however, that:

(i) the Meeting shall be dissolved if the Issuer so decides; and

(ii) no Meeting may be adjourned more than once for want of a quorum.

Section 11. Adjourned Meeting. The Chairman may, with the consent of (and shall if directed by) any Meeting, adjourn such Meeting from time to time and from place to place, but no business shall be transacted at any adjourned Meeting except business which might lawfully have been transacted at the Meeting from which the adjournment took place.

Section 12. Notice following adjournment. Section 7 shall apply to any Meeting which is to be resumed after adjournment for want of a quorum; provided, however, that:

(a) 10 days’ notice (exclusive of the day on which the notice is given and of the day on which the Meeting is to be resumed) shall be sufficient; and

(b) the notice shall specifically set out the quorum requirements which will apply when the Meeting resumes.

It shall not be necessary to give notice of the resumption of a Meeting which has been adjourned for any other reason.

Section 13. Participation. The following may attend and speak at a Meeting:

(a) Voters;

(b) representatives of the Issuer and the Registrar;

(c) the financial advisers of the Issuer;

(d) the legal counsel to the Issuer and the Registrar; and

(e) any other person approved by the Meeting.

Section 14. Show of hands. Every question submitted to a Meeting shall be decided in the first instance by a show of hands. Unless a poll is validly demanded before or at the time that the result is declared, the Chairman’s declaration that on a show

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of hands a resolution has been passed, passed by a particular majority, rejected or rejected by a particular majority shall be conclusive, without proof of the number of votes cast for, or against, the resolution. Where there is only one Voter, this section shall not apply and the resolution will immediately be decided by means of a poll.

Section 15. Poll. A demand for a poll shall be valid if it is made by the Chairman, the Issuer or one or more Voters representing or holding not less than one fiftieth of the aggregate principal amount of the outstanding Notes. The poll may be taken immediately or after such adjournment as the Chairman directs, but any poll demanded on the election of the Chairman or on any question of adjournment shall be taken at the Meeting without adjournment. A valid demand for a poll shall not prevent the continuation of the relevant Meeting for any other business as the Chairman directs.

Section 16. Votes. Every Voter shall have:

(a) on a show of hands, one vote; and

(b) on a poll, one vote in respect of each € 1,000 in aggregate face amount of the outstanding Note(s) represented or held by him.

In the case of a voting tie the Chairman shall have a casting vote.

Unless the terms of any Block Voting Instruction state otherwise, a Voter shall not be obliged to exercise all the votes to which he is entitled or to cast all the votes which he exercises in the same way.

Section 17. Validity of Votes by Proxies. Any vote by a Proxy in accordance with the relevant Form of Proxy or Block Voting Instruction shall be valid even if such Form of Proxy or (as the case may be) Block Voting Instruction or any instruction pursuant to which it was given has been amended or revoked, provided that the Registrar has not been notified in writing of such amendment or revocation by the time which is 48 hours before the time fixed for the relevant Meeting. Unless revoked, any appointment of a Proxy under a Block Voting Instruction or Form of Proxy in relation to a Meeting shall remain in force in relation to any resumption of such Meeting following an adjournment; provided, however, that no such appointment of a Proxy in relation to a Meeting originally convened which has been adjourned for want of a quorum shall remain in force in relation to such Meeting when it is resumed. Any person appointed to vote at such a Meeting must be re-appointed under a Block Voting Instruction Proxy or Form of Proxy to vote at the Meeting when it is resumed.

Section 18. Powers. A Meeting shall have power (exercisable by Extraordinary Resolution), without prejudice to any other powers conferred on it or any other person:

(a) to approve any Reserved Matter;

(b) to approve any proposal by the Issuer for any modification, abrogation, variation or compromise of any of the terms and conditions of the Notes or any arrangement in respect of the obligations of the Issuer under or in respect of the Notes;

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(c) to approve the substitution of any person for the Issuer (or any previous substitute) as principal obligor under the Notes;

(d) to waive any breach or authorize any proposed breach by the Issuer of its obligations under or in respect of the Notes or any act or omission which might otherwise constitute an event of default under the Notes;

(e) to authorize the Registrar or any other person to execute all documents and do all things necessary to give effect to any Extraordinary Resolution;

(f) to give any other authorisation or approval which is required to be given by Extraordinary Resolution; and

(g) to appoint any persons as a committee to represent the interests of the Noteholders and to confer upon such committee any powers which the Noteholders could themselves exercise by Extraordinary Resolution.

Section 19. Extraordinary Resolution binds all holders. An Extraordinary Resolution shall be binding upon all Noteholders whether or not present at such Meeting and each of the Noteholders shall be bound to give effect to it accordingly. Notice of the result of every vote on an Extraordinary Resolution shall be given to the Noteholders and the Paying Agents (with a copy to the Issuer) within 14 days of the conclusion of the Meeting.

Section 20. Minutes. Minutes shall be made of all resolutions and proceedings at each Meeting. The Chairman shall sign the minutes, which shall be prima facie evidence of the proceedings recorded therein. Unless and until the contrary is proved, every such Meeting in respect of the proceedings of which minutes have been summarized and signed shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted at it to have been duly passed and transacted.

Section 21. Written Resolution. A Written Resolution shall take effect as if it were an Extraordinary Resolution.

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